                                                                   EXHIBIT 10.15
================================================================================


                         AMENDED AND RESTATED INDENTURE

                                      among

                          MICROFINANCIAL INCORPORATED,
                                  as Servicer,

                              MFI FINANCE CORP. I,
                                   as Issuer,

                           WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION,
                              as Indenture Trustee,

                                       and

                           WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION
                               as Back-up Servicer


================================================================================

                          Dated as of September 1, 2001


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                                TABLE OF CONTENTS

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                                           ARTICLE ONE

                                           DEFINITIONS

Section 1.01             Definitions .........................................................................   2
Section 1.02             Usage of Terms ......................................................................  21
Section 1.03             Legal Holidays ......................................................................  21

                                           ARTICLE TWO

                                            THE NOTES

Section 2.01             Form Generally ......................................................................  23
Section 2.02             Series; Denomination ................................................................  23
Section 2.03             Execution, Authentication, Delivery and Dating ......................................  24
Section 2.04             [Reserved] ..........................................................................  25
Section 2.05             Registration, Registration of Transfer and Exchange .................................  25
Section 2.06             Limitation on Transfer and Exchange .................................................  26
Section 2.07             Mutilated, Destroyed, Lost or Stolen Note ...........................................  27
Section 2.08             Payment of Principal and Interest; Principal and Interest Rights Preserved ..........  27
Section 2.09             Persons Deemed Owner ................................................................  29
Section 2.10             Cancellation ........................................................................  29
Section 2.11             Tax Treatment .......................................................................  29

                                          ARTICLE THREE

                                           [reserved]

                                          ARTICLE FOUR

                         ISSUANCE OF NOTES; SUBSTITUTIONS OF COLLATERAL

Section 4.01             Conditions to Initial Issuance of Notes .............................................  31
Section 4.02             Issuances of Additional Series of Notes .............................................  32
Section 4.03             Security for Notes ..................................................................  35
Section 4.04             Substitution, Removal and Purchase of Contracts in Trust Estate .....................  36
Section 4.05             Requirements for All Contracts in Trust Estate ......................................  37
Section 4.06             Releases ............................................................................  38
Section 4.07             Trust Estate ........................................................................  39
Section 4.08             Notice of Release ...................................................................  39
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                                          ARTICLE FIVE

                                   SATISFACTION AND DISCHARGE

Section 5.01             Satisfaction and Discharge of Indenture .............................................  40
Section 5.02             Application of Trust Money ..........................................................  40

                                           ARTICLE SIX

                                      DEFAULTS AND REMEDIES

Section 6.01             Events of Default ...................................................................  42
Section 6.02             Acceleration of Stated Maturity Date; Rescission and Annulment ......................  43
Section 6.03             Collection of Indebtedness and Suits for Enforcement by Indenture Trustee ...........  44
Section 6.04             Remedies ............................................................................  44
Section 6.05             Optional Preservation of Trust Estate ...............................................  45
Section 6.06             Indenture Trustee May File Proofs of Claim ..........................................  45
Section 6.07             Indenture Trustee May Enforce Claims Without Possession of Notes ....................  46
Section 6.08             Application of Money Collected Following an Event of Default ........................  46
Section 6.09             Limitation on Suits .................................................................  48
Section 6.10             Unconditional Right of Noteholders to Receive Principal and Interest ................  48
Section 6.11             Restoration of Rights and Remedies ..................................................  48
Section 6.12             Rights and Remedies Cumulative ......................................................  49
Section 6.13             Delay or Omission; Not Waiver .......................................................  49
Section 6.14             Control by Noteholders ..............................................................  49
Section 6.15             Waiver of Certain Events by Less than All Noteholders ...............................  49
Section 6.16             Undertaking for Costs ...............................................................  50
Section 6.17             Waiver of Stay or Extension Laws ....................................................  50
Section 6.18             Sale of Trust Estate ................................................................  50
Section 6.19             Action on Notes .....................................................................  51

                                          ARTICLE SEVEN

                                      THE INDENTURE TRUSTEE

Section 7.01             Certain Duties and Responsibilities .................................................  52
Section 7.02             Notice of Default and Other Events ..................................................  53
Section 7.03             Certain Rights of Indenture Trustee .................................................  54
Section 7.04             Not Responsible for Recitals or Issuance of Notes ...................................  54
Section 7.05             May Hold Notes ......................................................................  55
Section 7.06             Money Held in Trust .................................................................  55
Section 7.07             Compensation and Reimbursement ......................................................  55
Section 7.08             Corporate Trustee Required; Eligibility .............................................  56
Section 7.09             Resignation and Removal; Appointment of Successor ...................................  56
Section 7.10             Acceptance of Appointment by Successor ..............................................  57
Section 7.11             Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee ....  58
Section 7.12             Co-Indenture Trustees and Separate Indenture Trustees ...............................  58
Section 7.13             Rights with Respect to the Servicer .................................................  59
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                                       ii
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Section 7.14             Appointment of Authenticating Agent ................................................   59
Section 7.15             Indenture Trustee to Hold Contracts ................................................   61
Section 7.16             Money for Note Payments to Be Held in Trust ........................................   61

                                          ARTICLE EIGHT

                                   THE NOTE INSURANCE POLICIES

Section 8.01             Payments under the Note Insurance Policies .........................................   63

                                          ARTICLE NINE

                               AMENDMENTS; SUPPLEMENTAL INDENTURES

Section 9.01             Amendments and Supplemental Indentures without Consent of Noteholders ..............   64
Section 9.02             Amendments or Supplemental Indentures with Consent of Noteholders ..................   65
Section 9.03             Execution of Amendments and Supplemental Indentures ................................   66
Section 9.04             Effect of Amendments and Supplemental Indentures ...................................   66
Section 9.05             Reference in Notes to Amendments and Supplemental Indentures .......................   66
Section 9.06             Certain Amendments .................................................................   66

                                           ARTICLE TEN

                                       REDEMPTION OF NOTES

Section 10.01          Redemption at the Option of the Issuer; Election to Redeem ...........................   67
Section 10.02          Notice to Indenture Trustee; Deposit of Redemption Price .............................   67
Section 10.03          Notice of Redemption by the Issuer ...................................................   67
Section 10.04          Notes Payable on Redemption Date .....................................................   68
Section 10.05          Release of Series Contracts ..........................................................   68

                                         ARTICLE ELEVEN

                            REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 11.01          Representations and Warranties .......................................................   69
Section 11.02          Covenants ............................................................................   71
Section 11.03          Other Matters as to the Issuer .......................................................   75

                                         ARTICLE TWELVE

                                    ACCOUNTS AND ACCOUNTINGS

Section 12.01          Collection of Money ..................................................................   77
Section 12.02          Collection Account; Redemption Account ...............................................   77
Section 12.03          Cash Collateral Account ..............................................................   80
Section 12.04          Reports by Indenture Trustee to the Note Insurer and Noteholders .....................   81
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                                      iii

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                                        ARTICLE THIRTEEN

                                PROVISIONS OF GENERAL APPLICATION

Section 13.01          General Provisions ...................................................................   83
Section 13.02          Acts of Noteholders ..................................................................   83
Section 13.03          Notices, etc., to Indenture Trustee, the Note Insurer, Issuer and Servicer ...........   83
Section 13.04          Notices to Noteholders; Waiver .......................................................   84
Section 13.05          Effect of Headings and Table of Contents .............................................   84
Section 13.06          Successors and Assigns ...............................................................   84
Section 13.07          Separability .........................................................................   85
Section 13.08          Benefits of Indenture ................................................................   85
Section 13.09          Governing Law ........................................................................   85
Section 13.10          Counterparts .........................................................................   85
Section 13.11          Compliance Certificates and Opinions .................................................   85
Section 13.12          Consent to Jurisdiction ..............................................................   86

EXHIBITS

A-1               Form of Class A Note
A-2               Form of Class B Note
B-1               Form of Class A Supplement to Indenture
B-2               Form of Class B Supplement to Indenture
C                 Form of Investment Letter
D                 Form of MFI Certificate
E                 Form of Note Insurance Policy
F                 Form of Release Request
G                 Form of Certificate of Issuer
H                 Form of Noteholder Certification
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                                       iv

          This AMENDED AND RESTATED INDENTURE, dated as of September 1, 2001 (this "Indenture"), is among MFI Finance Corp. I, as Issuer (the "Issuer"), MicroFinancial Incorporated, as Servicer (the "Servicer"), and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Back-up Servicer (in such capacity, the "Back-up Servicer").

                              PRELIMINARY STATEMENT

          The Issuer duly authorized the execution and delivery of this Indenture as of March 1, 2000 to provide for the issuance of the Issuer's Notes issuable as provided in this Indenture. This Indenture is being amended and restated in its entirety pursuant to the Consent (as defined below). All covenants and agreements made by the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer herein are for the benefit and security of the Holders of the Notes and, to the extent set forth herein, the Note Insurer. The Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer have entered into this Indenture, and the Indenture Trustee has accepted the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

          All things necessary to make this Indenture a valid agreement of the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer in accordance with its terms have been done.

                                 GRANTING CLAUSE

          To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all of the sums payable under this Indenture (other than sums payable to the Issuer) and the performance of the covenants contained in this Indenture, the Issuer hereby Grants to the Indenture Trustee, solely in trust and as collateral security as provided in this Indenture, for the benefit of the Holders of the Notes and the Note Insurer, any and all of the Issuer's right, title and interest in, to and under the following and any and all benefits accruing to the Issuer from: (a) the Contracts and the Receivables and all payments received or receivable on or with respect to the Contracts and the Receivables and due after the applicable Cut-Off Date (including Servicing Charges); (b) the Equipment; (c) each Insurance Policy related to the Contracts and any Insurance Proceeds related thereto; (d) the Contract Acquisition Agreement; (e) the Servicing Agreement; (f) all amounts from time to time on deposit in the Collection Account, the Cash Collateral Account and the Redemption Account (including any Eligible Investments and other property in such accounts); (g) the Contract Files; (h) the Note Insurance Policies (provided, that the right and interest of the Holders of a Series of Notes in and to the Note Insurance Policies is limited to the Note Insurance Policy issued in respect of such Series of Notes; provided, further, that the Holders of the Class B Notes shall have no right, title and interest in or to the Note Insurance Policies); (i) amounts on deposit in the Operating Account that constitute proceeds of the foregoing and (j) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing), in each case above whether now owned or hereafter acquired, except that the Holders of the Class B Notes shall have no right, title and interest in proceeds of the Note Insurance Policies (all of the foregoing being hereinafter referred to as the "Collateral" or "Trust Estate"). The foregoing Grant does not constitute and is not intended to result in a creation or an assumption by the Indenture Trustee, any Noteholder or the Note Insurer of any obligation of the Issuer, the Company, the Servicer or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto.

          The Indenture Trustee acknowledges its acceptance on behalf of the Noteholders and the Note Insurer of all right, title and interest previously held by the Issuer in, to and under the Trust Estate, and declares that it shall maintain such right, title and interest in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Noteholders and the Note Insurer may be adequately and effectively protected.

                                   ARTICLE ONE

                                   DEFINITIONS

          SECTION 1.01 DEFINITIONS.

          Except as otherwise expressly provided herein or in the applicable Supplement, or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms. Each capitalized term used and not otherwise defined herein shall have the meaning assigned thereto in the Servicing Agreement or in the Contract Acquisition Agreement.

          "Accrual Date": With respect to any Series of Notes, the date upon which interest begins accruing on such Notes, as specified in such Notes and the applicable Supplement.

          "Accrual Period": With respect to any Series of Notes, (i) for each Payment Date other than an Initial Payment Date, the period beginning on and including the Payment Date in the immediately preceding calendar month and ending on and including the day before the Payment Date for the current month, and (ii) for the Initial Payment Date, the period beginning on and including the Accrual Date and ending on and including the day before the Initial Payment Date.

          "Acquisition Date": Any Delivery Date or date of substitution of a Substitute Contract, as the context may require.

          "Act": With respect to any Noteholder, the meaning specified in
Section 13.02.

          "Additional Contract": Each Contract acquired by the Issuer on an Acquisition Date other than the Initial Delivery Date.

          "Additional Principal Amount": The amount, if any, payable to the Holders of the Class A Notes pursuant to Section 12.02(d)(x) hereof.

          "Additional Servicer Fee": The amount, if any, of the fee payable in accordance with Section 6.02 of the Servicing Agreement to a successor Servicer appointed pursuant to Section 6.02 of the Servicing Agreement that is in excess of the Servicer Fee.

          "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Aggregate IPB": The aggregate of the Implicit Principal Balances of all Series Contracts for all Outstanding Series of Class A Notes.

          "Aggregate Initial IPB": The sum of all Series Initial IPB for all Outstanding Series of Class A Notes.

          "Agreement Regarding Operating Account": The Agreement Regarding Operating Account, dated as of September [1], 2001, among the Indenture Trustee, Wells Fargo Bank, National Association, as indenture trustee under an indenture with MFI Finance II, LLC, Fleet National Bank, as agent under the Credit Agreement and as depository bank, the Company, the Servicer, the Issuer and MFI Finance II, LLC.

          "Amended Contract Schedule": With respect to any Series Contract Schedule, the list of Contracts amending such Series Contract Schedule pursuant to any acquisition, removal, substitution, repurchase or modification of Contracts in accordance with the terms hereof and the Contract Acquisition Agreement, and accompanied by a MFI Certificate and a Company Certificate.

          "Annualized Default Rate": Unless otherwise specified in any applicable Supplement, for any Determination Date, the product (stated as a percentage) of (a) twelve and (b) a fraction, the numerator of which is equal to
(i) the sum of the Implicit Principal Balances of all Contracts that have become Defaulted Contracts during the related Due Period minus (ii) the amount of Recoveries, Residual Proceeds and Servicing Charges received during such Due Period, and the denominator of which is the Aggregate IPB as of the first day of such Due Period.

          "Authenticating Agent": Initially, the Indenture Trustee, and thereafter, any entity appointed by the Indenture Trustee pursuant to Section
7.14 hereof.

          "Back-up Servicer": Wells Fargo Bank Minnesota, National Association.

          "Back-up Servicer Fee": With respect to each Series of Class A Notes, the fee payable on each Payment Date to the Back-up Servicer in consideration for the Back-up Servicer's performance of its duties pursuant to this Indenture and the Servicing Agreement as Back-up Servicer, in an amount (except as otherwise provided in an applicable Supplement) equal to the product of (i) one-twelfth of the applicable Back-up Servicer Fee Rate and (ii) the Outstanding Principal Amount of such Series of Notes immediately following the preceding Payment Date.

          "Back-up Servicer Fee Rate": With respect to each Series of Class A Notes, the rate per annum specified in the applicable Supplement.

          "Benefit Plan Investor": The meaning specified in 29 C.F.R. Section 2510.3-101.

          "Board of Directors": Either the board of directors of the Issuer or of the Servicer, as the context may require, or any duly authorized committee of such Board.

          "Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer, the Servicer or the Company to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification and delivered to the Indenture Trustee.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the principal place of business of the Issuer or the Servicer or the

Corporate Trust Office of the Indenture Trustee under this Indenture is located are authorized or obligated by law or executive order to remain closed.

          "Calculation Date": The last day of a Due Period, except that, with respect to any calculation of the Series Initial IPB, the Calculation Date shall mean the close of business on the related Cut-Off Date.

          "Cash Collateral Account": The trust account or accounts created and maintained pursuant to Section 12.03 hereof.

          "Cash Collateral Account Factor": The meaning specified in the applicable Supplement.

          "Cash Collateral Account Required Balance": As of any determination date, the sum of all Series Cash Collateral Account Required Balances.

          "Change of Control": (a) Either or both Key Employees (i) die, (ii) are unable to work for a period of six consecutive months, or (iii) cease to be employed in an executive capacity by the Reported Companies; and (b) such condition exists for a period of ninety days without approval by the Controlling Party of a replacement for such Key Employee.

          "Class": With respect to each Series of Notes, the designation of either Class A or Class B (but not both), respectively, with the specific senior or subordinated rights related to such designation as are identified in this Indenture and in the applicable Supplement for such Class.

          "Class A Notes": Each of the Series 2000-1 Notes and Series 2000-2 Notes (while each remains Outstanding) and any subsequently issued Series of Notes bearing the designation of Class A.

          "Class A Note Interest Rate": With respect to each Series of Class A Notes, the annual rate at which interest accrues on the Class A Notes of such Series, as specified in such Notes and in the applicable Supplement.

          "Class A Principal Distribution Amount": Except as otherwise set forth in the applicable Supplement, as to each Series of Class A Notes,

          (a) as of each Payment Date prior to the Stated Maturity Date for such Series, an amount equal to either:

                    (i) the Targeted Principal Distribution Amount for such Series for such Payment Date, or

                    (ii) if the amounts available in the Collection Account and the Cash Collateral Account (including any Reinvestment Income in such accounts) after payment of all amounts required by clauses (i) through (v) of Section 12.02(d) hereof are less than the Targeted Principal Distribution Amounts for all Series of Class A Notes, an amount equal to the product of

                              (A) the total funds available for payment of principal on the Class A Notes, in accordance with the priorities set forth in Section 12.02(d) hereof, and

                              (B) the applicable Pro Rata Share (computed under clause (a) of such term) for such Series of Class A Notes;

          (b) on and after the Stated Maturity of such Series of Class A Notes, an amount equal to the Outstanding Principal Amount of the Class A Notes of such Series as of such date.

          "Class B Notes": All or any Series of Class B Notes Outstanding as of any date.

          "Class B Note Interest Rate": With respect to each Series of Class B Notes, the annual rate at which interest accrues on the Class B Notes of such Series, as specified in such Notes and in the applicable Supplement.

          "Class B Principal Distribution Amount": Except as otherwise set forth in the related Supplement, with respect to each Payment Date and each Series of Class B Notes, (a) as of each Payment Date prior to the Stated Maturity of such Notes, an amount equal to all funds then available to be distributed in accordance with the priorities set forth in Section 12.02(d)(xiii) hereof and if more than one Series of Class B Notes are Outstanding, the Pro Rata Share of such funds, and (b) as of the Stated Maturity of each Series of Class B Notes, an amount equal to the Outstanding Principal Amount of such Class B Notes as of such date.

          "Code": The Internal Revenue Code of 1986.

          "Collateral": The meaning specified in the Granting Clause of this Indenture.

          "Collateralization Percentage": For each Series of Class A Notes, the meaning specified in the applicable Supplement.

          "Collection Account": The meaning specified in Section 12.02(a) hereof.

          "Company": Leasecomm Corporation.

          "Company Certificate": The meaning specified in the Contract Acquisition Agreement.

          "Concentration Limits": The meaning specified in the Contract Acquisition Agreement.

          "Consent": Means the Consent dated as of August 31, 2001, among the Issuer, the Company, MicroFinancial Incorporated, as servicer, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Back-up Servicer, the
Note Insurer and the Noteholders referred to therein, consenting to the amendment and restatement of the Indenture and the First Amendment to the Servicing Agreement.

          "Consolidated Net Deficit": With respect to any period, the consolidated net deficit of the Reported Companies for such period.

          "Consolidated Net Income": With respect to any period, the consolidated net income of the Reported Companies for such period, without giving effect to (i) any gain or loss arising from any write-up of assets and
(ii) any extraordinary or nonrecurring gains.

          "Contract": Each Lease Contract or Rental Contract.

          "Contract Acquisition Agreement": The Contract Acquisition Agreement, dated as of March 1, 2000, between the Issuer and the Company.

          "Contract Assets": The meaning specified in the Contract Acquisition Agreement.

          "Contract File": The meaning specified in the Contract Acquisition Agreement.

          "Controlling Party": The Note Insurer or, if (i) a Note Insurer Default has occurred and is continuing or (ii) 124 days have elapsed since the date on which all amounts owing to the Note Insurer under all applicable Note Insurance Agreements have been paid in full, all Note Insurance Agreements have been terminated and all Note Insurance Policies have been surrendered to the
Note Insurer for cancellation, the Majority Holders.

          "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee at 6th Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, or at such other address as the Indenture Trustee may designate from time to time by notice to the Note Insurer, the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee.

          "Credit Agreement": The Fourth Amended and Restated Revolving Credit Agreement, dated as of August 22, 2000, among the lenders party thereto, Fleet National Bank (formerly known as BankBoston, N.A.), as agent, and the Company, as amended from time to time or any credit agreement entered into by the Company or MicroFinancial as substitution therefor.

          "Customer": The lessee or obligor under each related Contract, including any guarantor of such Person.

          "Customer Prepayment Amount": The meaning specified in Section 4.04(d)(ii).

          "Cut-Off Date": With respect to the Delivery Date for any Series of Class A Notes, the meaning specified in the applicable Supplement and, with respect to any Contracts acquired by the Issuer and Granted by the Issuer hereunder on any Acquisition Date that is not a Delivery Date, the Calculation Date immediately preceding such Acquisition Date.

          "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.

          "Defaulted Contract": A Contract shall become a Defaulted Contract at the earlier to occur of (a) the Calculation Date as of which such Contract has been delinquent for a period of 181 or more days and (b) the date as of which the Servicer determines in good faith in accordance with its customary practices that it shall not make a Servicer Advance with respect to such Contract, that a prior Servicer Advance with respect to such Contract is unrecoverable or that the remaining Scheduled Payments under the related Contract are uncollectible.

          "Delinquency Rate": For any Determination Date, the percentage equivalent of a fraction, the numerator of which is the sum of the Implicit Principal Balances as of the last day of the related Due Period of all Contracts that are Delinquent Contracts (and that are more than 30 days past due) as of such date, and the denominator of which is the Aggregate IPB as of the last day of such Due Period.

          "Delinquent Contract": For any Determination Date, any Contract (a) as to which the entire amount of the Scheduled Payment was not received when due and which remains unpaid in whole or in part as of the last day of the related Due Period and (b) which is not a Defaulted Contract.

          "Delivery Date": The date on which the Notes of a Series are first executed, authenticated and delivered, as specified in the related Supplement, including the Initial Delivery Date in the case of the first Series of Notes issued hereunder.

          "Determination Date": The fourth Business Day preceding each Payment Date.

          "Discount Rate": With respect to a Series of Class A Notes, unless otherwise specified in the related Supplement, the rate equal to the sum of the applicable Class A Note Interest Rate, the Trustee Fee Rate, the Back-up Servicer Fee Rate and the applicable Note Insurer Premium Rate.

          "Dollar(s)": Lawful money of the United States of America.

          "Due Date": With respect to each Contract, each date on which a Scheduled Payment is due from a Customer thereunder.

          "Due Period": As to any Determination Date or Payment Date, the period beginning on the first day and ending on the last day of the calendar month preceding the month in which such Determination Date or Payment Date occurs.

          "Electronic Ledgers": The electronic master records of all contracts of the Company or the Servicer similar to and including the Contracts.

          "Eligible Contract": The meaning specified in the Contract Acquisition Agreement.

          "Eligible Investments": Any and all of the following:

          (a) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (b) (i) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in one of the two highest available rating categories of S & P and the highest available rating category of Moody's and provided that each such investment has an original maturity of no more than 365 days, and (ii) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

          (c) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by S & P, rated A2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued weekly at current market price plus accrued interest, (ii) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (iii) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

          (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          (e) commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          (f) a guaranteed investment contract approved by each of the Rating Agencies and the Controlling Party and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          (g) money market funds having ratings in one of the two highest available rating categories of S & P and the highest available rating category of Moody's at the time of such investment which invest only in other Eligible Investments; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in this Indenture; and

          (h) any other investment approved by the Controlling Party and each Rating Agency.

          Each of the Eligible Investments may be purchased by the Indenture Trustee or through an Affiliate of the Indenture Trustee.

          "Equipment": The equipment leased or rented or purportedly leased or rented to the Customers pursuant to the Contracts, together with any replacement parts, additions or repairs thereof, and any accessories incorporated therein or affixed thereto.

          "ERISA": The Employee Retirement Income Security Act of 1974.

          "Event of Default": The meaning specified in Section 6.01 hereof.

          "Existing Indebtedness": The meaning specified in the Contract Acquisition Agreement.

        "Expected Rental Termination Date": With respect to each Rental Contract, the Due Date occurring in the last month of the period corresponding to the multiple of monthly payments used to determine the price paid by the Company to purchase such Contract.

        "Final Due Date": With respect to (a) each Lease Contract, the final Due Date thereunder and (b) each Rental Contract, the Expected Rental Termination Date.

        "Final Payment Date": With respect to any Note of a Series, the date on which the final principal payment on such Note is made as therein or herein provided, whether at the Stated Maturity Date or by acceleration or redemption.

        "Floor Percentage": For each Series of Class A Notes, the meaning specified in the applicable Supplement.

        "Grant": To grant, bargain, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Contracts, the Receivables or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Contracts and the related Receivables, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

        "Guaranty Amounts": Any and all amounts paid by the individual guarantor indicated on the applicable Contract.

        "Holder" or "Noteholder": The Person in whose name a Note is registered in the Note Register.

        "Implicit Principal Balance" or "IPB": With respect to any Contract and any date of determination, the present value of the remaining stream of Scheduled Payments (or, in the case of a Rental Contract, the present value of the expected remaining stream of Scheduled Payments, assuming that such stream of Scheduled Payments will terminate at the related Expected Rental Termination
Date) due with respect to such Contract after the applicable Calculation Date (reduced by the applicable Servicer Fee but not reduced by any Additional Servicer Fee) calculated by discounting such Scheduled Payments (assuming such Scheduled Payments are received on the last day of the related Due Period) to such Calculation Date at an annual rate equal to the applicable Discount Rate, at the same frequency as the Payment Dates; except that on the Calculation Date,
(a) on or immediately following the deposit into the Collection Account of Insurance Proceeds equal to the outstanding Implicit Principal Balance of the related Contract or the Purchase Price, or on or immediately following the delivery of a Substitute Contract, (b) on or immediately following the date that a Contract has become a Defaulted Contract or a Terminated Rental Contract, or
(c) immediately preceding the Final Due Date of a Contract, the Implicit Principal Balance of the related Receivable shall be zero. To the extent that the Final Due Date of any Series Contract is later than the Stated Maturity Date of the last maturing Notes of the related Series of Notes, any Scheduled Payment due on such Contract after the Calculation Date immediately preceding such Stated Maturity Date shall not be taken into account in calculating the Implicit Principal Balance of such Contract.

        "Indenture": This Amended and Restated Indenture, as supplemented by any Supplements then in effect, in the form originally executed and, if from time to time further supplemented or amended in accordance with the applicable provisions hereof, as so supplemented or amended.

        "Indenture Trustee": Wells Fargo Bank Minnesota, National Association, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

        "Independent": When used with respect to any specified Person means such a Person, who since the time of appointment and for at least five years prior thereto (a) is in fact independent of the Issuer, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any Affiliate of the Issuer, (c) is not connected with the Issuer as an officer, employee, shareholder, promoter, underwriter, trustee, partner, director, customer, supplier or person performing similar functions, (d) is not a person controlling or under common control with any such stockholder, customer, supplier or other person and (e) is not a member of the immediate family of any such stockholder, director, officer, employee, customer, supplier or other person. For the purposes of this definition, an "Affiliate" of a person or an entity controlling, controlled by, or under common control with such first person or entity and the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise; provided that, solely with respect to the Articles of Organization of the Issuer, any Person owning more than 5% of the equity interest in an entity shall be deemed to have control of such entity. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

        "Independent Accountants": Any firm of independent certified public accountants of recognized national standing satisfactory to the Controlling Party.

        "Initial Cash Collateral Account Deposit": The amount, if any, required to be deposited by the Issuer into the Cash Collateral Account in connection with the issuance of any new Series of Class A Notes, as specified in the applicable Supplement.

        "Initial Delivery Date": Means March 21, 2000.

        "Initial Payment Date": The meaning specified in the applicable Supplement.

        "Insurance Policy": With respect to an item of Equipment and the related Contract, any insurance policy maintained by the Customer pursuant to the related Contract that covers physical damage to the Equipment or general liability (including policies procured by the Company or the Servicer, if any, on behalf of the Customer).

        "Insurance Proceeds": With respect to an item of Equipment and the related Contract, any amount received pursuant to an Insurance Policy, net of any costs of collecting such amounts not otherwise reimbursed.

        "Insurer": Any insurance company or other insurer providing any Insurance Policy.

        "Interest Calculation Convention": The meaning specified in the applicable Supplement.

        "Interest Deficiency Draw Amount": Has the meaning set forth in Section
8.01 and the applicable Note Insurance Policy.

        "Investment Letter": The meaning specified in Section 2.06.

        "Issuer": MFI Finance Corp. I.

        "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by its Chairman of the Board, its President, or any Vice President, and delivered to the Indenture Trustee.

        "Key Employee": Each of Peter von Bleyleben and Richard Latour.

        "Lease Contracts": Lease contracts and all rights with respect thereto, including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any lease contract and all rights with respect to any agreements or arrangements with the vendors, dealers or manufacturers of the Equipment to the extent specifically related to any lease contract, which contracts are identified on either a Series Contract Schedule delivered to the Indenture Trustee and the Note Insurer on a Delivery Date or on an Amended Contract Schedule delivered to the Indenture Trustee and the Note Insurer on an Acquisition Date; provided that, from and after the date on which a Lease Contract is repurchased, removed or substituted by the Company or the Issuer in accordance with Section 4.04 hereof, such repurchased, removed or replaced Lease Contract shall no longer constitute a Lease Contract for purposes of the Transaction Documents.

        "Lien": The meaning specified in the Contract Acquisition Agreement.

        "Loss and Damage Waiver Fee": With respect to a Contract, the aggregate monthly fees payable by the Customer under such Contract in lieu of such Customer obtaining an Insurance Policy.

        "Majority Holders": If any Class A Notes are then Outstanding, the Holders of not less than 51% of Outstanding Principal Amount of all Class A Notes of all Series then Outstanding; otherwise, the Holders of not less than 51% of Outstanding Principal Amount of all Class B Notes of all Series then Outstanding.

        "MFI Certificate": An MFI Certificate, substantially in the form attached hereto as Exhibit D.

        "Monthly Servicer's Report": The report prepared by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

        "Moody's": Moody's Investors Service, Inc.

        "Net Worth Requirement": The requirement that the consolidated Tangible Net Worth of the Reported Companies must be at least equal to $90,000,000 plus 50.00% of the aggregate amount of Consolidated Net Income of the Reported Companies for each of the fiscal quarters ending after June 30, 2001, but without deducting therefrom any amount of Consolidated Net Deficit for any of such fiscal quarters. All such amounts shall be calculated in accordance with generally accepted accounting principles except as otherwise specified herein.

        "Nonrecoverable Advance": The meaning specified in the Servicing Agreement.

        "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register.

        "Note Insurance Agreement": With respect to each Series of Class A Notes, the applicable Note Insurance Agreement, dated as of the related Transaction Documents Date, among the Note Insurer, the Issuer, the Company, the Servicer, the Back-up Servicer and the Indenture Trustee.

        "Note Insurance Policy": Each note guaranty insurance policy issued by the Note Insurer insuring each Series of Class A Notes in accordance with the terms thereof, the form of which is attached hereto as Exhibit E.

        "Note Insurer": Ambac Assurance Corporation.

        "Note Insurer Default": The occurrence and continuance of any one or more of the following events:

        (a) the failure by the Note Insurer to make a payment under a Note Insurance Policy in accordance with its terms;

        (b) the Superintendent of Insurance of the State of New York (or any Person succeeding to the duties of such Superintendent) (the "Superintendent") shall apply for an order (i) pursuant to
                Section 7402 of the New York Insurance Law (or any successor provision thereto), directing him to rehabilitate the Note Insurer, (ii) pursuant to section 7404 of the New York Insurance Law (or any successor provision thereto), directing him to liquidate the business of the Note Insurer or (iii) pursuant to
                Section 7416 of the New York Insurance Law (or any successor provision thereto), dissolving the corporate existence of the
                Note Insurer and, in each case, such application shall not be dismissed or withdrawn during a period of 60 consecutive days or a court of competent jurisdiction enters an order granting the relief sought;

        (c) the Superintendent shall determine that the Note Insurer is insolvent within the meaning of Section 1309 of the New York Insurance Law or any successor section;

        (d) the Note Insurer shall commence a voluntary case or other proceeding seeking rehabilitation, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors; or

        (e) an involuntary case or other proceeding shall be commenced against the Note Insurer seeking rehabilitation, liquidation, reorganization or other relief with respect to it or its debts under bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property and such case or proceeding is not dismissed or otherwise terminated within a period of 60 consecutive days or a court of competent jurisdiction enters an order granting the relief sought in such case or proceeding.

        "Note Insurer Premium": With respect to each Series of Class A Notes, the fee payable on each Payment Date to the Note Insurer, in an amount equal to the product of (i) one-twelfth of the applicable Note Insurer Premium Rate and
(ii) the Outstanding Principal Amount of such Series of Class A Notes immediately following the preceding Payment Date; provided that, with respect to the Initial Payment Date for each Series of Class A Notes issued pursuant to this Indenture, the Note Insurer Premium shall equal the amount specified in the applicable Supplement.

        "Note Insurer Premium Rate": With respect to each Series of Class A Notes, the meaning specified in the applicable Supplement.

        "Note Interest Rate": With respect to each Series of Class A Notes, the Class A Note Interest Rate, and, with respect to each Series of Class B Notes, the Class B Note Interest Rate.

        "Note Principal Balance Deficiency": has the meaning set forth in
Section 8.01 and the related Note Insurance Policy.

        "Note Purchase Agreement": With respect to each Series of Notes, the meaning specified in the applicable Supplement.

        "Note Register" and "Note Registrar": The respective meanings specified in Section 2.05 hereof.

        "Note" or "Notes": Any one or all Outstanding Notes of all Series and Classes, or, as the context may require, of a specific Series and Class.

        "Officer's Certificate": A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the company on whose behalf the certificate is delivered, and delivered to the Indenture Trustee, which certificate shall comply with the applicable requirements of Section 13.11 hereof. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer.

        "Operating Account": The bank account maintained by MicroFinancial Incorporated in the name of Leasecomm Corporation at Fleet National Bank or any bank account substituted therefor.

        "Opinion of Counsel": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be reasonably satisfactory to the Indenture Trustee and the Controlling Party and which opinion shall comply with the applicable requirements of Section 13.11 hereof.

        "Outstanding": With respect to Notes of any Series, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

        (a) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

        (b) Notes for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or any provision therefor, satisfactory to the Indenture Trustee, has been made, in accordance with Article Ten hereof); and

        (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that for purposes of disbursing payments from the Note Insurance Policies and in determining whether the Holders of the requisite Outstanding Principal Amount of Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes which the Indenture Trustee knows to be so owned shall be so disregarded.

        "Outstanding Principal Amount": With respect to any Outstanding Note, Class of Notes or Series of Notes (including, for purposes of accruing interest thereon, any Notes called for redemption but not yet redeemed), the unpaid principal amount of such Note or all Notes of such Class or Series, as applicable.

        "Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 7.08 hereof and is authorized by the Issuer pursuant to Section 7.16 hereof to pay the principal of, or interest on, any Notes on behalf of the Issuer.

        "Payment Date": For each Series of Notes, the sixteenth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date for such Series.

        "Person": Any individual, corporation, partnership, association, joint-stock company, limited liability company, limited liability partnership, statutory or common law trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

        "Placement Agent": The meaning specified in the applicable Supplement.

        "Preference Claim": The meaning specified in Section 8.01.

        "Prepayment Differential": The meaning specified in Section 4.04(d)(ii).

        "Priority Reimbursement Limit": means $350,000, provided that if any additional Series of Class A Notes are issued after September 30, 2001 such that more than 3 Series of Class A Notes are then Outstanding, such limit shall increase by $150,000 for each additional Series of Class A Notes issued.

        "Private Placement Memorandum" or "Final Private Placement Memorandum":
The Private Placement Memorandum related to any direct or indirect offering of a Series of Notes and having the date specified in the applicable Supplement.

        "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

        "Pro Rata Share": With respect to:

        (a) any distribution of the Class A Principal Distribution Amount on any Series of Class A Notes on any Payment Date, a fraction (expressed as a decimal), the numerator of which is the

                Targeted Principal Distribution Amount scheduled to be paid on such Series of Class A Notes on such Payment Date, and the denominator of which is the aggregate Targeted Principal Distribution Amounts in respect of all Series of Class A Notes on such Payment Date;

        (b) any distribution of interest on any Series of Class A Notes on any Payment Date, a fraction (expressed as a decimal), the numerator of which is the amount of interest scheduled to be paid on such Series of Class A Notes on such Payment Date and the denominator of which is the amount of interest scheduled to be paid on all Series of Class A Notes on such Payment Date;

        (c) any payments of Additional Principal Amounts on any Payment Date, a fraction (expressed as a decimal), the numerator of which is the decline in the related Series IPB since the Calculation Date preceding the Trigger Event, and the denominator of which is the decline in the Aggregate IPB since the Calculation Date preceding the Trigger Event;

        (d) any distribution of interest on any Series of Class B Notes on any Payment Date, a fraction (expressed as a decimal), the numerator of which is the amount of interest scheduled to be paid on such Series of Class B Notes on such Payment Date and the denominator of which is the amount of interest scheduled to be paid on all Series of Class B Notes on such Payment Date; and

        (e) any distribution of the Class B Principal Distribution Amount on any Series of Class B Notes on any Payment Date, a fraction (expressed as a decimal), the numerator of which is the Outstanding Principal Amount of such Series of Class B Notes, and the denominator of which is the aggregate Outstanding Principal Amount of all Series of Class B Notes.

        "Purchase Price": With respect to any Contract repurchased by the Company pursuant to Section 3.03 of the Contract Acquisition Agreement or removed by the Issuer pursuant to Section 4.04(d) hereof, the sum of (a)(i) in the case of a Lease Contract, the Implicit Principal Balance (computed without giving effect to clauses (b) and (c) of the definition of Implicit Principal Balance) of such Contract on the Calculation Date on or immediately preceding the date as of which the Contract is removed or repurchased, (ii) in the case of a Rental Contract, the greater of (A) the Implicit Principal Balance (computed without giving effect to clauses (b) and (c) of the definition of Implicit Principal Balance) of such Rental Contract on the Calculation Date on or immediately preceding the date as of which the Contract is removed or repurchased and (B) the scheduled termination fee payable pursuant to such Rental Contract, (b) any Scheduled Payments with respect to such Contract due on or prior to such Calculation Date but not received through such Calculation Date, and (c) with respect to the related Equipment, the greater of (i) the amount, if any, recorded in the books and records of the Company as the "unguaranteed residual" and (ii) the fair market value of the Issuer's interest in such Equipment at the time of such repurchase or removal.

        "Rating Agency": With respect to any Series of Notes and any date of determination, each nationally recognized statistical rating organization which has been requested by the Issuer to provide a rating for such Series of Notes and which, as of such date of determination, is so rating such Series of Notes.

        "Rating Agency Condition" means, with respect to any action and a Series of Notes, that each Rating Agency with respect to such Series shall have been given ten Business Days (or such shorter period as is acceptable to such Rating Agency) prior notice thereof and that no Rating Agency shall have notified the Issuer, the Servicer, the Indenture Trustee or the Note Insurer in writing that such action will result in a qualification, reduction or withdrawal of its then-current rating, whether explicit or implied (including any notice to the Note Insurer regarding the "shadow rating"), of such Series of Notes.

        "Receivable": With respect to any Contract, all of and the right to receive all of (a) the Scheduled Payments, (b) any prepayments made with respect of such Contract, (c) any Guaranty Amounts, (d) any Insurance Proceeds, (e) any Residual Proceeds, (f) any Recoveries and (g) any Servicing Charges.

        "Record Date": The close of business on the last day of the calendar month preceding the applicable Payment Date, whether or not a Business Day, except that, with respect to an Initial Payment Date, the Record Date shall be the related Delivery Date.

        "Recoveries": For any Due Period during which or occurring after the date on which any Contract becomes a Defaulted Contract and with respect to such Defaulted Contract, all payments that the Servicer received from or on behalf of a Customer during such Due Period in respect of such Defaulted Contract or from liquidation or re-leasing of the related Equipment, including but not limited to Scheduled Payments, Guaranty Amounts, and Insurance Proceeds, as reduced by (a) any unreimbursed Servicer Advances with respect to such Contract and (b) any out-of-pocket expenses reasonably incurred by the Servicer in enforcing such Defaulted Contract.

        "Redemption Account": The meaning specified in Section 12.02(e) hereof.

        "Redemption Date": A date fixed pursuant to Section 10.01 hereof.

        "Redemption Price": With respect to any Series of Notes being redeemed pursuant to Article Ten hereof, and as of the related Redemption Date, the Outstanding Principal Amount of such Series of Notes, together with, in each case, interest accrued and unpaid thereon to but excluding the related Redemption Date at the applicable Note Interest Rate (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made or duly provided for to the Holder of such Note on the applicable Record Date or as otherwise provided in this Indenture).

        "Redemption Record Date": With respect to any redemption of Notes, a date fixed pursuant to Section 10.01 hereof.

        "Registered Holder": The Person whose name appears on the Note Register on the applicable Record Date or Redemption Record Date.

        "Reinvestment Income": Any interest or other earnings earned on all or part of the Trust Estate.

        "Rental Contract": Each contract in respect of (i) a residential or commercial security monitoring agreement or (ii) an equipment rental agreement with an unspecified term related to point of sale bankcard equipment or such other personal property as is approved in advance by the Controlling Party, and all rights with respect thereto, including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any rental contract and all rights with respect to any agreements or arrangements with the vendors, dealers or manufacturers of the related Equipment or the provider of any monitoring service to the extent specifically related to any rental contract, which contracts are identified on either a Series Contract Schedule delivered to the Indenture Trustee and the Note Insurer on a Delivery Date or on an Amended Contract Schedule delivered to the Indenture Trustee and the Note Insurer on an Acquisition Date; provided that, from and after the date on which a Rental Contract is repurchased, removed or substituted by the Company or the Issuer in accordance with Section 4.04 hereof, such repurchased, removed or replaced Rental Contract shall no longer constitute a Rental Contract for purposes of the Transaction Documents.

        "Reported Companies": MicroFinancial Incorporated and its consolidated subsidiaries.

        "Required Collateralization Amount": With respect to a Series of Class A Notes, as of any date of determination, the greater of

        (a) the related Collateralization Percentage multiplied by the Series IPB, and

        (b)     the related Floor Percentage multiplied by the Series Initial
                IPB.

        "Required Prepayment Amount": The meaning specified in Section 4.04(d)(ii).

        "Residual Proceeds": With respect to a Contract that is not a Defaulted Contract and the related Equipment, the net proceeds (excluding Insurance Proceeds) of any sale, re-lease or re-rental (including any lease or rental renewal and any periodic payment accrued on a Rental Contract after its Expected Rental Termination Date) or other disposition of such Equipment.

        "Responsible Officer": When used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any Trust Officer or any other Officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        "Sale": The meaning specified in Section 6.18 hereof.

        "Scheduled Payment": With respect to any Contract and any Due Period starting on or before the Final Due Date for such Contract, the periodic payment, including, if so specified in the applicable Supplement, any payments pursuant to any "PUT" (Purchase Upon Termination) clause or balloon payment provision (but excluding any amounts in respect of Servicing Charges), as set forth in such Contract, due from the Customer in such Due Period, calculated without regard to any modification granted pursuant to Section 3.01(b)(v) of the Servicing Agreement.

        "Securities Act": The Securities Act of 1933, as amended.

        "Series": A separate Series of Notes issued pursuant to this Indenture, which Series may be comprised of either Class A Notes or Class B Notes (but not both Class A Notes and Class B Notes), with the specific terms identified in the applicable Supplement.

        "Series Cash Collateral Account Required Balance": Except as otherwise set forth in the related Supplement, with respect to a Series of Class A Notes then Outstanding, as of any determination date, an amount equal to the sum of
(a) the Initial Cash Collateral Account Deposit for such Series and (b) the product of

        (i) the positive excess, if any, of the Required Collateralization Amount for such Series minus the difference between

                (A)     the Series IPB, and

                (B) the Outstanding Principal Amount of such Series of Notes, after giving effect to any payments of principal expected to occur on the Payment Date occurring on or immediately after such determination date; and

        (ii)    the related Cash Collateral Account Factor;

provided, that, if a Trigger Event has occurred, the Series Cash Collateral Account Required Balance shall be an amount equal to zero.

        "Series Contracts": With respect to each Series of Class A Notes, the Contracts listed on the related Series Contract Schedule, including any Substitute Contracts.

        "Series Contract Schedule": For each Series of Class A Notes, the list of Contracts and Receivables attached to the applicable Supplement for such Series of Notes, together with and as amended by all related Amended Contract Schedules, each of which shall include with respect to each Contract as of the related Acquisition Date: (a) a number identifying the Contract, (b) the Implicit Principal Balance of the related Receivable, (c) the identity of the Customer, (d) the State of the Customer's billing address, (e) the original and remaining term, (f) the Scheduled Payment, (g) the frequency with which Scheduled Payments are due, (h) the zip code of the Customer's billing address,
(i) the amount of any Loss and Damage Waiver Fee, (j) whether such Contract is a Lease Contract or a Rental Contract and whether the terms of such Contract include a PUT clause or any balloon payment, (k) the equipment type, and (l) any additional items specified in the related Supplement.

        "Series Initial IPB": With respect to any Series of Class A Notes, the aggregate Implicit Principal Balance of the related Series Contracts as calculated on the close of business on the related Cut-Off Date.

        "Series IPB": With respect to any Series of Class A Notes, as of any determination date, the sum of the Implicit Principal Balances of all related Series Contracts, as of such determination date.

        "Servicer": MicroFinancial Incorporated or any successor Servicer appointed pursuant to Section 6.02 of the Servicing Agreement.

        "Servicer Advance": The meaning set forth in Section 3.04 of the Servicing Agreement.

        "Servicer Event of Default": The meaning specified in Section 6.01(a) of the Servicing Agreement.

        "Servicer Fee": With respect to each Contract (other than Defaulted Contracts or Contracts that are extended beyond their Final Due Date, as to which there is no Servicer Fee) and each Due Period, $3.00 per Scheduled Payment becoming due during such Due Period.

        "Servicing Agreement": The Servicing Agreement, dated as of March 1, 2000, among the Servicer, the Issuer, the Back-up Servicer and the Indenture Trustee, as amended from time to time.

        "Servicing Charges": For any Due Period, the sum of (a) all late payment charges paid by Customers on Contracts that are Delinquent Contracts after payment in full of any Scheduled Payments due in a prior or current Due Period,
(b) all Loss and Damage Waiver Fees, (c) any termination fees payable with respect to a Rental Contract and other prepayment penalties and (d) any other incidental charges or fees received from a Customer, including but not limited to, late fees, collection fees, and returned check charges in excess of any Scheduled Payment.

        "Servicing Officers": The persons listed on a certificate of the Servicer from time to time delivered by the Servicer to the Issuer and the Indenture Trustee.

        "S & P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

        "State": Any state of the United States of America and, in addition, the District of Columbia and Puerto Rico.

        "Stated Maturity Date": With respect to any Series of Notes, the meaning specified in the applicable Supplement.

        "Substitute Contract": The meaning specified in the Contract Acquisition Agreement.

        "Supplement": A Supplement to this Indenture, substantially in the form of Exhibit B-1 or B-2 attached hereto, pursuant to which a Series of Notes is issued.

        "Tangible Net Worth": The sum, with respect to the Reporting Companies, on a consolidated basis, of (a) the capital stock, (b) additional paid-in capital (less accrued dividends), (c) retained earnings and (d) subordinated debt less (x) net organizational costs and net good will, (y) treasury stock and
(z) 25% of debt issue costs.

        "Targeted Balance": Except as otherwise set forth in the related Supplement, for any Payment Date and any Series of Class A Notes, the amount indicated under the column "Targeted Balance" on Schedule B to the applicable Supplement for such Payment Date.

        "Targeted Principal Distribution Amount": Except as otherwise set forth in the related Supplement, with respect to a Payment Date and a Series of Class A Notes,

        (a) for any Payment Date prior to the applicable Stated Maturity Date, if the Aggregate IPB equals or exceeds the aggregate Targeted Balance for all Outstanding Series of Class A Notes, an amount equal to the Outstanding Principal Amount of the Class A Notes of such Series as of such Payment Date (before giving effect to distributions on such date) minus the amount of the applicable Targeted Balance for the Class A Notes of such Series for such Payment Date;

        (b) for any Payment Date prior to the applicable Stated Maturity Date, if the Aggregate IPB is less than the aggregate Targeted Balance for all Outstanding Series of Class A Notes, an amount equal to the Outstanding Principal Amount of the Class A Notes of such Series minus the lesser of

                (i) the amount of the applicable Targeted Balance for the Class A Notes of such Series for such Payment Date, and

                (ii)    the applicable Series IPB, and

        (c) for any Payment Date on or after the applicable Stated Maturity Date, an amount equal to the Outstanding Principal Amount of the Class A Notes of such Series for such Payment Date.

        "Terminated Rental Contract": A Rental Contract that has been terminated by the related Customer prior to the related Expected Rental Termination Date.

        "Transaction Documents": This Indenture, the Servicing Agreement, the Contract Acquisition Agreement, the Agreement Regarding Operating Account, the Consent and, with respect a particular Series of Notes, the related Supplement, the related Notes, the related Note Purchase Agreement(s) and, if applicable, the related Note Insurance Agreement and the related Note Insurance Policy.

        "Transaction Documents Date": With respect to each Series of Notes, the meaning specified in the applicable Supplement.

        "Transition Cost": Any documented expenses reasonably incurred by a successor Servicer or the Indenture Trustee in connection with a transfer of servicing from the Servicer to a successor Servicer as successor Servicer pursuant to Section 6.02 of the Servicing Agreement, but not to exceed $75,000 in the aggregate.

        "Trigger Event": The occurrence of any one or more of the following events, unless waived in writing by the Controlling Party:

        (a) in any Due Period, the average of the Annualized Default Rates for the three consecutive prior Due Periods equals or exceeds 7.00%;

        (b) for any Due Period, the Annualized Default Rate equals or exceeds 21.00%;

        (c) in any Due Period, the average of the Delinquency Rates for the three consecutive prior Due Periods equals or exceeds 14.50%;

        (d) the Net Worth Requirement is not met and such failure to meet the Net Worth Requirement remains uncured for a period of thirty days after delivery of the financial statements reflecting such failure or after the date on which such financial statements were required to have been delivered;

        (e)     a Change of Control;

        (f)     an Event of Default;

        (g)     a Servicer Event of Default;

        (h) any failure on the part of the Company duly to observe or perform in any material respect any covenants or agreements of the Company set forth in Section 3.03 of the Contract Acquisition Agreement; or

        (i) the occurrence of any other event designated as an additional Trigger Event in any Supplement then in effect.

        "Trust Estate": The meaning specified in the Granting Clause of this Indenture.

        "Trustee Fee": With respect to each Series of Class A Notes, the fee payable on each Payment Date to the Indenture Trustee in consideration for the Indenture Trustee's performance of its duties pursuant to this Indenture as Indenture Trustee, in an amount (except as otherwise provided in an applicable Supplement) equal to the product of one-twelfth of the Trustee Fee Rate and the Outstanding Principal Amount of such Series of Class A Notes immediately following the preceding Payment Date.

        "Trustee Fee Rate": The meaning specified in the applicable Supplement with respect to a Series of Class A Notes.

        "Vice President": With respect any entity, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

        "Withdrawn Collateral": The meaning specified in Section 5.01(b) hereof.

        SECTION 1.02    USAGE OF TERMS.

        (a) With respect to all terms in this Indenture, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to a "writing" include printing, typing, lithography and other means of reproducing words in a tangible form; references to agreements and other contractual instruments and statutes and other laws include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Indenture; references to Persons include their permitted successors and assigns; the term "including" means "including without limitation" and, unless the context requires otherwise, the term "or" means "and/or." The words "herein," "hereof," "hereunder" and other words of similar import when not related to a specific subdivision of this Indenture, refer to this Amended and Restated Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision of this Indenture or any Supplement.

        (b) All references in this Amended and Restated Indenture designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Amended and Restated Indenture as originally executed, or if amended or supplemented, as so amended and supplemented, and all references in a Supplement to the designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of such Supplement.

        SECTION 1.03    LEGAL HOLIDAYS.

        In any case in which the date of any Payment Date or the Stated Maturity Date of any Note shall not be a Business Day, then (notwithstanding any other provision of a Note or this Indenture) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity Date or Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.

                                   ARTICLE TWO

                                    THE NOTES

        SECTION 2.01    FORM GENERALLY.

        Each Series of Class A Notes issued hereunder and the certificates of authentication affixed thereto shall be substantially in the form set forth in Exhibit A-1 hereto and each Series of Class B Notes issued hereunder and the certificates of authentication affixed thereto shall be substantially in the form set forth in Exhibit A-2 hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and the applicable Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, such determination to be conclusively evidenced by their execution of the Notes.

        The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any manner acceptable to the Indenture Trustee and the initial purchasers of the Notes, all as determined by the officers executing such Notes, such determination to be conclusively evidenced by their execution of such Notes.

        SECTION 2.02    SERIES; DENOMINATION.

        (a) This Indenture provides for the issuance by the Issuer from time to time of one or more Series of Notes consisting of either Class A Notes or Class B Notes (but not both Class A Notes and Class B Notes of the same series). Each Note in a Series shall bear upon the face thereof the designation selected for the Series and Class to which it belongs. Notwithstanding the foregoing, any Series of Notes issued, authenticated and outstanding before August 1, 2001 shall be deemed Class A Notes whether or not so indicated on their face. All Notes in a Series shall be identical except for differences in registration information and denomination.

        Each Series of Class A Notes issued under this Indenture shall be in all respects equally and ratably secured with all other Series of Class A Notes by the Collateral Granted by the Issuer on the Initial Delivery Date and from time to time thereafter (provided, that (a) each Note Insurance Policy is and is to be issued specific to a Series of Class A Notes and the Holders of Notes of any other Series shall have no right or interest in the Note Insurance Policy issued in respect of such other Series of Class A Notes and (b) all cash amounts shall be applied by the Trustee in accordance with the express provisions hereof) and shall be entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture and the applicable Supplement.

        Each Series of Class B Notes issued under this Indenture shall be in all respects equally and ratably secured with all other Series of Class B Notes by the Collateral Granted by the Issuer on the Initial Delivery Date and from time to time thereafter (although the Class B Notes are not secured by the Note Insurance Policies or any proceeds therefrom, and are not entitled to any benefit to be derived therefrom), and shall be entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture and the applicable Supplement.

        The rights of the Holders of the Class B Notes to receive payments of principal and interest in respect of the Class B Notes on any Payment Date, Stated Maturity Date or Redemption Date shall be subordinated to the rights of the Holders of Class A Notes to receive payments of principal and interest in respect of the Class A Notes on such Payment Date, Stated Maturity Date or Redemption Date and certain other payments as set forth in Sections 6.08 and 12.02(d).

        The Supplement with regard to a Series of Notes shall establish, without limitation, the following terms and provisions of such Series, each of which the Issuer shall determine in authorizing the issuance of any Series:

                (i)     designation of the Series and the Class thereof;

                (ii) the applicable Delivery Date, Initial Payment Date, Accrual Date, Transaction Documents Date, and, if applicable, the schedules to be attached to such Supplement containing the Targeted Balances with respect to such Series of Notes the Series Contract Schedule, Cut-Off Date and the date of the related Private Placement Memorandum;

                (iii) the maximum aggregate principal amount of Notes of such Series that may be issued;

                (iv) the related Note Interest Rate or the method for determining the related Note Interest Rate and the Interest Calculation Convention;

                (v) if applicable, the amount of any Initial Cash Collateral Account Deposit;

                (vi) with respect to any Series of Class A Notes, the Note Insurance Policy number;

                (vii)   the Stated Maturity Date for such Series;

                (viii) any additional Trigger Events, if applicable, for such Series; and

                (ix) any additional conditions to the issuance of Notes of such Series (including conditions, if applicable, to issuing notes of such Series in more than one closing) or additional defined terms related to such Series.

        (b) The aggregate principal amount of Notes of each Class and Series which may be authenticated and delivered under this Indenture is specified in the applicable Supplement, except for Notes authenticated and delivered upon registration of transfer or in exchange for or in lieu of, other Notes pursuant to Sections 2.05, 2.07 or 9.05 hereof. The Class A Notes shall be issuable only as registered Notes without coupons in minimum denominations of $500,000 and integral multiples of $0.01 in excess thereof and the Class B Notes shall be issuable only as registered Notes without coupons in minimum denominations of $1,000,000 and integral multiples of $0.01 in excess thereof; provided, that the foregoing shall not restrict or prevent the transfer in accordance with Sections
2.05 and 2.06 hereof of any Note with a remaining Outstanding Principal Amount of less than its original minimum denomination.

        SECTION 2.03    EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

        (a) The Notes shall be manually executed on behalf of the Issuer by its President, Treasurer or one of its Vice Presidents. Notes bearing the manual signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Notes or did not hold offices at the date of authentication or delivery of such Notes.

        (b) Each Note shall bear on its face the applicable Delivery Date and be dated as of the date of its authentication.

        (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

        SECTION 2.04    [RESERVED]

        SECTION 2.05    REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

        (a) The Issuer shall cause to be kept at an office or agency to be maintained by the Issuer in accordance with Section 11.02(m) hereof a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. Wells Fargo Bank Minnesota, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Indenture Trustee shall have the right to examine the Note Register at all reasonable times and to rely conclusively upon a Certificate of the Note Registrar as to the names and addresses of the Holders of the Notes and the principal amounts and numbers of such Notes as held.

        (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 11.02(m) hereof and subject to the conditions set forth in Section 2.06 hereof, the Issuer shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, and of a like aggregate principal amount, Class, Series and Stated Maturity Date.

        (c) At the option of the Holder, Notes of a Series may be exchanged for other Notes of such Series of any authorized denominations and of a like aggregate principal amount, Class and Stated Maturity Date, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

        (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of such transfer or exchange.

        (e) Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Note Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

        (f) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.05 or 9.05 hereof not involving any registration of transfer.

        SECTION 2.06    LIMITATION ON TRANSFER AND EXCHANGE.

        (a) The Notes have not been registered or qualified under the Securities Act or the securities laws of any state. No transfer of any Note shall be made unless that transfer is made in a transaction which does not require registration or qualification under the Securities Act or under applicable state securities or "Blue Sky" laws. In the event that a transfer is to be made, such Noteholder's prospective transferee shall deliver to the Indenture Trustee either (i) an investment letter substantially in the form set forth on Exhibit C hereto (the "Investment Letter") or (ii) an opinion of counsel that the transfer is exempt from such registration or qualification under the Securities Act (which opinion shall not be at the expense of the Issuer, the Indenture Trustee, the Servicer or the Trust Estate). Neither the Issuer nor the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, the Note Insurer and the Issuer against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. MicroFinancial Incorporated (whether or not acting as Servicer) shall provide to the Indenture Trustee the information required to be delivered to Holders and prospective transferees of Notes in connection with resales of the Notes to permit compliance with Rule 144A promulgated under the Securities Act in connection with such resales and, promptly upon its receipt thereof, the Indenture Trustee shall furnish such information to any Holder or any prospective transferee designated by a Holder.

        (b) No acquisition or transfer of a Class A Note or any interest therein may be made to any Benefit Plan Investor or to any Person who is directly or indirectly purchasing the Class A Notes or an interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, such a Benefit Plan Investor unless the Indenture Trustee is provided with evidence that establishes to the reasonable satisfaction of the Indenture Trustee that
(i) either no "prohibited transaction" under ERISA or the Code will occur in connection with such prospective acquirer's or transferee's acquisition and holding of the Notes or that the acquisition and holding of the Notes by such prospective acquirer or transferee is subject to a statutory or administrative exemption, and (ii) that the prospective acquirer's or transferee's acquisition and holding will not subject the Issuer, the Servicer or the Indenture Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in the Transaction Documents. In the absence of a change in applicable law, the delivery of an executed Investment Letter shall be deemed to provide satisfactory evidence of compliance with this Section 2.06(b).

        (c) No acquisition or transfer of a Class B Note or any interest therein may be made to any Benefit Plan Investor or to any Person who is directly or indirectly purchasing the Class B Notes or an interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, such a Benefit Plan Investor.

        (d) The Indenture Trustee shall have no liability to the Trust Estate or any Noteholder arising from a transfer of any such Note in reliance upon a certification described in this Section 2.06.

        SECTION 2.07    MUTILATED, DESTROYED, LOST OR STOLEN NOTE.

        If (i) any mutilated Note is surrendered to the Note Registrar, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Note Insurer such security or indemnity as may be required by the Indenture Trustee to save the Issuer, the Indenture Trustee and the Note Insurer or any agent of any of them harmless (it being understood that the unsecured written undertaking of any domestic institutional Holder shall be deemed to be sufficient for such purposes), then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and, upon its request, the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same Series, initial principal amount and Stated Maturity Date, bearing a number not contemporaneously outstanding. If after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Note Insurer, the Issuer and the Indenture Trustee shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Note Insurer, the Issuer or the Indenture Trustee or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, in lieu of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

        No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.05 or 9.05 hereof not involving any registration of transfer.

        Every new Note issued pursuant to this Section 2.07, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. Upon the issuance of any new Note under this Section, the Indenture Trustee or Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

        SECTION 2.08 PAYMENT OF PRINCIPAL AND INTEREST; PRINCIPAL AND INTEREST RIGHTS PRESERVED.

        (a) Unless otherwise specified in the applicable Supplement, for each applicable Accrual Period, the Notes of each Series shall accrue interest on the Outstanding Principal Amount thereof (as of the first day of the related Accrual Period) from and including the first day to and including the last day of such Accrual Period at the related Note Interest Rate and using the related Interest Calculation Convention. Accrued interest shall be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the Outstanding Principal Amount of the Notes immediately following the making of payments on the preceding Payment Date or on the applicable Delivery Date, if there has not been a preceding Payment Date; provided, however, that the payment of interest on the Class B Notes is subordinate to the payment of interest and principal on the Class A Notes and to certain other payments in accordance with Sections 6.08 and 12.02(d) hereof. In making any such interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

        (b) The principal of each Note shall be payable in installments ending no later than the applicable Stated Maturity Date thereof unless such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. Each installment of principal payable on the Class A Notes shall be in an amount equal to the Class A Principal Distribution Amount and the Additional Principal Amount, if any, available to be paid in accordance with the priorities of Sections 6.08 and 12.02(d) hereof. Each installment of principal payable on the Class B Notes shall be in an amount equal to the Class B Principal Distribution Amount available to be paid in accordance with the priorities of Sections 6.08 and 12.02(d) hereof. All payments of the Class B Principal Distribution Amount shall be subordinate to the payments of principal and interest on the Class A Notes and to certain other payments in accordance with Sections 6.08 and 12.02(d) hereof. The principal payable on the Notes of the Class of each Series shall be paid in accordance with the terms of the applicable Supplement or, if not specified therein, then on each Payment Date beginning on the applicable Initial Payment Date and ending on the applicable Final Payment Date, and with respect to all of the Notes of the Class of a Series, on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Note bears to the Outstanding Principal Amount of all Notes of such Class of a Series; provided, that if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be increased to the nearest whole cent, and such portion shall be deducted from the next succeeding principal payment.

        (c) The principal of and interest on the Notes are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Note on the Note Register at the address of such Person as it appears on the Note Register except that such payment shall be by wire transfer in immediately available funds to the account specified in the Note Purchase Agreement (or such alternative account specified in writing to the Indenture Trustee by any Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence), in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. All payments on the Notes shall be paid without any requirement of presentment. The Issuer shall notify the Person in whose name a Note is registered at the close of business on the Record Date next preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid that the Issuer expects that such final installment will be paid on such Payment Date. Such notice shall be mailed no later than the tenth day prior to such Payment Date and shall specify the place where such Note may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.16 hereof. Each Noteholder shall surrender its Note to the Indenture Trustee promptly following payment of the final installment of principal of such Note. Each Holder of Notes does by its acceptance of a Note agree to indemnify the Indenture Trustee, the Note Insurer and the Issuer against any liability, cost or expenses (including attorneys' fees) that may result if such Noteholder fails to so deliver such Note.

        (d) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes, if the Notes have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on such Notes shall be made in accordance with Section 6.08 hereof.

        SECTION 2.09    PERSONS DEEMED OWNER.

        Prior to due presentment for registration of transfer of any Note, the Issuer, the Note Insurer, the Indenture Trustee and any agent of the Issuer, the
Note Insurer or the Indenture Trustee shall treat the Person in whose name any
Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the
Note Insurer, the Indenture Trustee nor any agent of the Issuer, the Note Insurer or the Indenture Trustee shall be affected by notice to the contrary.

        SECTION 2.10    CANCELLATION.

        All Notes surrendered to the Indenture Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Indenture Trustee which shall be delivered to the Indenture Trustee) shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Notes held by the Indenture Trustee shall be disposed of by the Indenture Trustee as is customary with its standard practice.

        SECTION 2.11    TAX TREATMENT.

        The Issuer has structured this Indenture and the Notes with the intention that the Notes of each Class and each Series qualify under applicable tax laws as indebtedness secured by the Trust Estate. The Issuer, the Indenture Trustee, the Servicer, the Note Insurer and each Noteholder, by acceptance of its Note (and any Person that is a beneficial owner of any interest in a Note, by virtue of such Person's acquisition of a beneficial interest therein) agree to report the transactions contemplated hereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

                                  ARTICLE THREE

                                   [reserved]

                                  ARTICLE FOUR

                 ISSUANCE OF NOTES; SUBSTITUTIONS OF COLLATERAL

        SECTION 4.01   CONDITIONS TO INITIAL ISSUANCE OF NOTES.

        The Series of Notes to be issued on the Initial Delivery Date may be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Indenture Trustee upon Issuer Order and upon receipt by the Indenture Trustee of the following:

        (a) an executed Company Certificate and MFI Certificate, each with the related Series Contract Schedule attached thereto;

        (b) the original manually executed counterpart of each Contract and, except as otherwise provided in the Transaction Documents, all other items included in the Contract File with respect to each Contract;

        (c) a Board Resolution of each of the Issuer, the Servicer and the Company authorizing, as applicable, the execution, delivery and performance of the Transaction Documents and the transactions contemplated hereby and by the other Transaction Documents, certified by the Secretary or an Assistant Secretary of the Issuer, the Servicer or the Company, as applicable;

        (d) a copy of an officially certified document, dated not more than 30 days prior to the Initial Delivery Date, evidencing the due organization and good standing of each of the Issuer, the Servicer and the Company in their respective States of incorporation;

        (e) copies of the Articles of Organization and By-Laws of each of the Issuer, the Servicer and the Company, certified by the Secretary or an Assistant Secretary of the Issuer, the Servicer and the Company, as applicable;

        (f) (i) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Company's chief executive office of UCC-1 financing statements executed by the Company, as debtor, and naming the Issuer as secured party, the Indenture Trustee for the benefit of the Noteholders and the Note Insurer as assignee and the Contract Assets as collateral; and (ii) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Issuer's chief executive office of UCC-1 financing statements executed by the Issuer, as debtor, and naming the Indenture Trustee for the benefit of the Noteholders and the Note Insurer as secured party, and the Trust Estate as collateral;

        (g) a certificate listing the Servicing Officers of the Servicer as of the Initial Delivery Date;

        (h) an executed copy of a Supplement for the Series of Notes to be issued on the Initial Delivery Date and an executed copy of the Servicing Agreement, the Contract Acquisition Agreement and the applicable Note Purchase Agreement;

        (i) a Note Insurance Policy for the Series of Notes being issued on such date;

        (j) evidence of the deposit by the Issuer of the Initial Cash Collateral Account Deposit;

        (k) evidence of the deposit by the Issuer into the Collection Account of any amounts due and paid on the Contracts since the applicable Cut-off Date;

        (l) an executed Officer's Certificate of each of the Issuer and the Company certifying that all of the terms of the Contract Acquisition Agreement have been complied with;

        (m) favorable opinions of counsel (i) to the effect that the Notes of such Series will be characterized as debt for tax purposes, (ii) regarding the security interest of the Indenture Trustee in the Trust Estate, (iii) regarding true sale and the nonconsolidation matters of the Issuer and the Company in the event of a bankruptcy of the Company, and (iv) regarding certain basic corporate matters and that the Issuer is not required to be registered as an "investment company" under the Investment Company Act of 1940; and

        (n) such other documents as are required by the applicable Note Purchase Agreement or as the Indenture Trustee or the Note Insurer may reasonably require.

        SECTION 4.02    ISSUANCES OF ADDITIONAL SERIES OF NOTES.

        (a) Additional Series of Class A Notes or Class B Notes may be issued by the Issuer in accordance with the terms of this Indenture, provided, however, that if a previously issued Series is then Outstanding, any additional Series of Notes shall not have a Stated Maturity Date any earlier than the Stated Maturity Date for such Outstanding Series of Notes. In addition, all additional Series of Notes must be approved in writing by the Controlling Party; provided that nothing herein shall obligate the Note Insurer to issue any Note Insurance Policy for any Class A Notes, rather such obligation shall arise only under a written commitment issued by the Note Insurer, at the sole and absolute discretion of the Note Insurer, to issue a Note Insurance Policy.

        (b) On or before the Delivery Date relating to any new Series of Class A Notes, the parties hereto shall execute and deliver a Supplement specifying the terms applicable to such new Series of Class A Notes. The terms set forth in such Supplement may modify or amend, subject to Article Nine hereof, the terms of this Indenture solely as applied to such new Series of Class A Notes; provided that any additional Trigger Events specified in such Supplement shall be Trigger Events for all purposes for all Series so long as any Notes of the Series adding such Trigger Event remain Outstanding. Each new Series of Class A Notes shall be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Indenture Trustee upon Issuer Order and the fulfillment of the following conditions to issuance:

                (i) the Issuer shall have delivered or caused to be delivered to the Indenture Trustee the original manually executed counterpart of each Contract to be made a part of the Trust Estate on such Delivery Date, and, except as otherwise provided in the Transaction Documents, all other items included in the related Contract File, and an Officer's Certificate of the Issuer certifying that all of the terms of the Contract Acquisition Agreement have been complied with;

                (ii) the Issuer shall have delivered to the Indenture Trustee an executed Company Certificate and MFI Certificate, subjecting all Series Contracts of such Series to the provisions of the Transaction Documents, and providing a Series Contract Schedule with respect to all Series Contracts;

                (iii) on or before the tenth Business Day immediately preceding the Delivery Date for the Class A Notes to be issued (unless the parties to be notified agree to a shorter time period), the Issuer shall have given the Indenture Trustee, the Servicer, the Note Insurer and each Rating Agency notice of such issuance and the applicable Delivery Date;

                (iv) the Issuer shall have delivered to the Indenture Trustee the related Supplement, executed by each party hereto (including the Note Insurer, as an acknowledgment party) other than the Indenture Trustee;

                (v) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate of the Issuer certifying (A) that such issuance will not result in the occurrence of a Trigger Event or an Event of Default under this Indenture and the Issuer is not in Default under this Indenture, (B) that the issuance of the Class A Notes applied for will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and (C) that all conditions precedent provided in this Indenture relating to the execution and delivery of the additional Series of Class A of Notes applied for have been complied with;

                (vi) to the extent not previously filed or delivered, the Issuer shall file (and deliver copies thereof to the Indenture Trustee)
        (a) UCC-1 financing statements naming the Company, as debtor, the Issuer, as secured party, the Indenture Trustee for the benefit of the Noteholders and the Note Insurer, as assignee and the Contract Assets as collateral for filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) in which the Company is organized and, if applicable, of the Company's chief executive office; and (b) UCC-1 financing statements naming the Issuer, as debtor, the Indenture Trustee for the benefit of the Noteholders and the Note Insurer as secured party, and the Trust Estate as collateral for filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) in which the Issuer is organized and, if applicable, of the Issuer's chief executive office;

                (vii) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate certifying that attached thereto are true and correct copies of (a) letters from S & P and Moody's confirming that the Notes of such Series have been rated "AAA" by S & P and "Aaa" by Moody's, as applicable, and (b) letters from each Rating Agency confirming that the rating on each other Series of Class A Notes has not been or will not be withdrawn or downgraded on the applicable Delivery Date as a result of such issuance;

                (viii) the Issuer shall have delivered or caused to be delivered to the Indenture Trustee a financial guaranty insurance policy issued by the Note Insurer with respect to the payment of principal and interest of such new Series of Class A Notes in form and substance substantially the same as the Note Insurance Policy issued by the Note Insurer with respect to the Class A Notes issued on the Initial Delivery Date, and evidence that the rating of the Note Insurer shall not have been downgraded, qualified or withdrawn;

                (ix) the Issuer shall have delivered to the Indenture Trustee favorable opinions of counsel (i) to the effect that the Class A Notes of such Series will be characterized as debt for tax purposes and that the issuance of such Series will not adversely affect the characterization of any other Notes of any Outstanding Series as debt for tax purposes, (ii) confirming the status of the security interest of the Indenture Trustee in the Trust Estate, (iii) confirming true sale and the nonconsolidation matters of the Issuer and the Company or the Servicer in the event of a bankruptcy of the Company or the

        Servicer, and (iv) confirming basic corporate matters and that the Issuer is not required to be registered as an "investment company" under the Investment Company Act of 1940;

                (x) the Issuer shall have delivered to the Indenture Trustee evidence of the deposit by the Issuer into the Collection Account of any amounts due and paid under the Contracts of such Series of Notes since the related Cut-off Date and evidence of the deposit by the Issuer of any applicable amounts to the Cash Collateral Account;

                (xi) the Issuer shall have delivered to the relevant party or parties such other documents, certificates, instruments, opinions, or other items as may be required by the terms of the Supplement creating such Series of Notes or as may be required by the Note Insurer; and

                (xii) the Indenture Trustee shall have received from each of the Note Insurer and the Issuer an officer's certificate certifying that no Note Insurer Default has occurred and is continuing with respect to any outstanding Series of Notes.

        Upon satisfaction of the above conditions, the Indenture Trustee shall execute the Supplement and shall authenticate and deliver to or upon the order of the Issuer the applicable Class A Notes, and provide notice to all existing Noteholders of the issuance of such Series of Class A Notes.

        (c) On or before the Delivery Date relating to any Series of Class B Notes, the parties hereto shall execute and deliver a Supplement specifying the terms of such new Series of Class B Notes. The terms set forth in such Supplement may modify or amend, subject to Article Nine hereof, the terms of this Indenture solely as applied to such new Series of Class B Notes. Each new Series of Class B Notes may be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Indenture Trustee upon Issuer Order and the fulfillment of the following conditions to issuance:

                (i) on or before the tenth Business Day immediately preceding the Delivery Date for such Series (unless the parties to be notified agree to a shorter period), the Issuer shall have given the Indenture Trustee, the Servicer, the Note Insurer and each Rating Agency notice of such issuance and the applicable Delivery Date;

                (ii) the Issuer shall have delivered to the Indenture Trustee the related Supplement for such Series of Class B Notes executed by each party thereto other than the Indenture Trustee;

                (iii) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate of the Issuer to the effect that (A) such issuance will not result in the occurrence of a Trigger Event or a Default under this Indenture and the Issuer is not in Default under this Indenture, (B) the issuance of the Class B Notes applied for will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, any agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and (C) all conditions precedent provided in this Indenture relating to the execution and delivery of the additional Series of Class B Notes applied for have been complied with;

                (iv) the Issuer shall have delivered to the Indenture Trustee, letters from the Rating Agencies that such issuance will not result in the qualification, withdrawal or downgrade of the rating on any then-Outstanding Series or Class of Notes; and

                (v) the Issuer shall have delivered to the Indenture Trustee, an opinion of counsel (a) regarding the classification of the Class B Notes as debt for tax purposes and that such issuance will not adversely affect the characterization of the Notes of any Outstanding Series as debt for tax purposes and confirming that the Issuer is not required to be registered as an "investment company" under the Investment Company Act of 1940;

                (vi) the Indenture Trustee shall have received from each of the Note Insurer and the Issuer an officer's certificate certifying that no Note Insurer Default has occurred and is continuing with respect to any outstanding Series of Class A Notes.

        Upon satisfaction of the above conditions, the Indenture Trustee shall execute the Supplement and authenticate and deliver to or upon the order of the Issuer the applicable Class B Notes, and provide notice to the Note Insurer and all existing Noteholders of the issuance of such Series of Class B Notes.

        SECTION 4.03    SECURITY FOR NOTES.

        (a) The Issuer and the Company shall file UCC-1 financing statements described in Sections 4.01(f) and 4.02(b)(vi) hereof in accordance with such Sections. In addition, as soon as practicable but no later than 30 days after the Initial Delivery Date and any subsequent Delivery Date or Acquisition Date, as the case may be, the Issuer and the Company shall file with respect to all Contracts Granted to the Indenture Trustee on such date as to which the original cost of the underlying Equipment was in excess of $10,000, UCC assignments assigning to the Indenture Trustee on behalf of the Holders of the Notes and the
Note Insurer, the Company's security interest in the Equipment under such Contracts. From time to time, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Indenture Trustee's and the Note Insurer's respective interests in the Contracts and the Equipment owned by the Issuer (provided that, with respect to financing statements filed regarding Equipment, the original cost of such Equipment was in excess of $10,000) against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

        (b) If any change in either the Company's or the Issuer's name, identity, structure or the location of its principal place of business, chief executive office or jurisdiction of organization occurs, then the Issuer shall, or the Issuer shall cause the Company, to deliver 30 days prior written notice of such change or relocation to the Servicer, the Note Insurer and the Indenture Trustee and no later than the effective date of such change or relocation, the Servicer shall file such amendments or statements as may be required to preserve and protect the Indenture Trustee's and the Note Insurer's respective interests in the Trust Estate.

        (c) During the term of this Indenture, the Issuer shall maintain each of its chief executive office, principal place of business and jurisdiction of organization in one of the States of the United States.

        (d) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Indenture Trustee's and the
Note Insurer's respective right, title and interest in and to the Trust Estate (other than with respect to the Equipment related to a Contract the original cost of which was less than $10,000).

        (e) The Indenture Trustee shall hold the original manually executed counterpart of each Contract at its office in the State of Minnesota, and at any such new address in the State of Minnesota as the Indenture Trustee shall inform the Servicer, the Issuer and the Note Insurer in writing from time to time. The Indenture Trustee shall hold each Contract for the benefit of Noteholders and the Note Insurer, and maintain accurate records pertaining to each Contract to maintain a current inventory thereof. The Indenture Trustee may, if requested by the Servicer in writing in the form attached hereto as Exhibit F for purposes of servicing a Contract, temporarily release to the Servicer such Contract. Any Contract temporarily released from the custody of the Indenture Trustee to the Servicer or its agents shall have stamped on it prior to delivery a legend to the effect that the Contract is subject to a security interest in favor of Wells Fargo Bank Minnesota, National Association, as Indenture Trustee. The Servicer shall promptly return the Contract to the Indenture Trustee when the need therefor no longer exists.

        SECTION 4.04 SUBSTITUTION, REMOVAL AND PURCHASE OF CONTRACTS IN TRUST ESTATE.

        (a) Notice of Breach of Representation or Warranty. If at any time the Issuer, the Servicer or the Indenture Trustee obtains knowledge (within the meaning of 7.01(e) hereof, in the case of the Indenture Trustee), discovers or is notified by the Company, the Issuer, the Note Insurer or the Servicer that any of the representations and warranties of the Company in the Contract Acquisition Agreement were incorrect at the time as of which such representations and warranties were made, then the Person discovering, or obtaining knowledge or receiving notification of such defect, omission, or circumstance shall promptly notify the other parties to this Indenture and the
Note Insurer.

        (b) Mandatory Repurchase or Substitution Upon Breach of Certain Representations or Warranties. In the event that any representation or warranty of the Company in the Contract Acquisition Agreement was incorrect as of the date made and the interests of the Note Insurer or the Holders of any Notes are materially and adversely affected thereby, or if the Company is otherwise required to take action under Section 3.03 of the Contract Acquisition Agreement with respect to such a breach, the Issuer shall require the Company, pursuant to the Contract Acquisition Agreement, to eliminate or otherwise cure the circumstance or condition which has caused such breach within 30 days of discovery or notice thereof by or to the Issuer, the Company or the Servicer. If the Company fails or the Company or the Servicer is unable to cure such circumstance or condition in accordance with the Contract Acquisition Agreement, then the Issuer shall require the Company, pursuant to the Contract Acquisition Agreement, to substitute a Substitute Contract for or to repurchase at the Purchase Price, each affected Contract within the time specified in Section 3.03 of the Contract Acquisition Agreement. The proceeds of any such repurchase shall be remitted by or on behalf of the Issuer to the Servicer for deposit by the Servicer in the Collection Account pursuant to Section 3.03 of the Servicing Agreement.

        (c) Indenture Trustee to Act. If the Issuer fails to enforce the purchase or substitution obligations of the Company under the Contract Acquisition Agreement in accordance with clause (b) above, the Indenture Trustee is hereby appointed attorney-in-fact to act on behalf of and in the name of the Issuer to require such purchase or substitution.

        (d) Prohibition on Voluntary Repurchase or Substitution; Mandatory Deposits or Substitutions related to Prepaid Contracts; De Minimis Exception to Prohibition.

                (i) Except as set forth in subclause (iii) below, no party to this Indenture or the Contract Acquisition Agreement may purchase, remove or otherwise release any Contract from the Trust Estate, unless such purchase, removal or release is required by this Indenture.

                (ii) In addition to the mandatory repurchase or substitution required pursuant to clauses (b) and (c) of this Section 4.04, a Contract shall be removed from the Trust Estate if the Servicer permits any Customer to prepay or terminate a Contract in accordance with
        Section 3.09 of the Servicing Agreement and all amounts paid by the Customer in respect thereof (the "Customer Prepayment Amount") are remitted to the Indenture Trustee for deposit to the Collection Account. Unless otherwise specified by the terms of such Contract, the Servicer may permit the Customer Prepayment Amount to be less than the Purchase Price for such Contract (the "Required Prepayment Amount"), and cause the release of the related Contract and related Equipment, only if the differential between the Required Prepayment Amount and the Customer Prepayment Amount (such differential, the "Prepayment Differential") is remitted by the Issuer to the Indenture Trustee for deposit to the Collection Account; and provided further that the amount of such Prepayment Differential shall be deemed to be a voluntary repurchase subject to the limitations and restrictions of subclauses (iii) and (iv) below. At the option of the Issuer, in lieu of remitting the Customer Prepayment Amount and the Prepayment Differential to the Indenture Trustee, such removal may instead be effected by the substitution of a Substitute Contract in accordance with subclause (iii) below, provided that such substitution shall be deemed to be a voluntary removal subject to the limitations and restrictions of this Section 4.04(d).

                (iii) In addition to the mandatory repurchases and substitutions required under clauses (b), (c) and (d)(ii) of this
        Section 4.04, the Issuer may also, at its option, voluntarily (A) repurchase at the Purchase Price any Defaulted Contract or Delinquent Contract and (B) substitute a Substitute Contract for any Defaulted Contract, Delinquent Contract or prepaid or early terminated Contract. Any such Substitute Contract shall meet the same requirements as those specified in Section 3.04 of the Contract Acquisition Agreement for substitutions by the Company upon the breach of a representation or warranty. The sum of (x) the Purchase Price for all repurchased or removed Contracts paid by the Company or the Issuer, (y) the aggregate IPB of all Substitute Contracts delivered by the Company or the Issuer and (z) the aggregate Prepayment Differential paid by the Issuer in respect of all prepaid or early terminated Contracts, shall not exceed 10% of the Aggregate Initial IPB. It is intended that Customer Prepayment Amounts not be included in calculating such 10% limitation.

        SECTION 4.05    REQUIREMENTS FOR ALL CONTRACTS IN TRUST ESTATE.

        (a) The Issuer shall comply with the requirements relating to the acquisition of Contracts as set forth in the Contract Acquisition Agreement (including compliance with the Eligibility Criteria and Concentration Limits set forth therein) within the time periods set forth therein. On or prior to the Business Day preceding each Acquisition Date, the Indenture Trustee will review the related Contract in accordance with paragraph (b) below. The Indenture Trustee shall confirm, by execution and delivery of a certificate of the Indenture Trustee to the Issuer, the Noteholders and the Note Insurer, that the Indenture Trustee has received the manually executed original of each Contract. In the case of any Substitute Contracts acquired by the Issuer, the Issuer shall provide (x) to the Indenture Trustee on the applicable date of delivery the items listed in (i) and (ii) below and (y) to the Note Insurer the item listed in (i) below:

                (i) an Officer's Certificate of each of the Company and the Issuer, each such Officer's Certificate having attached thereto an Amended Contract Schedule and subjecting such Substitute Contract to the provisions thereof and hereof and providing with respect to the Substitute Contract the information required to supplement the related Series Contract Schedule; and

                (ii) the original manually executed counterpart of the Contract relating to such Substitute Contract and, if applicable, all or any of the other items included in the Contract File.

The Issuer shall also provide to the Indenture Trustee and the Note Insurer, at the end of each calendar quarter, evidence that any necessary financing statements have been filed in accordance with Sections 4.01(f), 4.02(b)(vi) and
4.03 hereof with respect to all such Substitute Contracts acquired during such period.

        (b) Upon receipt of each Contract, the Indenture Trustee shall confirm that (i) each such Contract is the original manually executed counterpart of such Contract; (ii) each such Contract has been executed by the Customer named thereon; and (iii) each such Contract is identified on the applicable Series Contract Schedule delivered therewith by Contract number and Customer name. If, upon such examination of the Contracts, the Indenture Trustee determines that any such Contract does not satisfy the requirements set forth above or in clause (a) hereof, or is unable to confirm that the requirements have been met, the Indenture Trustee shall promptly notify the Issuer, the Servicer and the Note Insurer by telephone or telecopy and shall deliver an exception report to each such party setting forth any missing or defective items with respect to such Contracts.

        (c) Within forty-five days after each Acquisition Date, the Indenture Trustee shall review any exception report delivered in accordance with paragraph (b) above and shall verify that it has possession of any missing items noted thereon. The Indenture Trustee shall send such verification report and notice of any defects to the Issuer, the Company and the Note Insurer within such forty-five days and shall take any appropriate action under the Contract Acquisition Agreement.

        SECTION 4.06    RELEASES OF INDIVIDUAL OR SERIES CONTRACTS IN TRUST
                        ESTATE.

        (a) The Issuer shall be entitled to obtain a release from the lien of this Indenture for any individual Contract and the related Contract Assets at any time (i) after a payment by the Company or the Issuer of the Purchase Price of the Contract and the related Contract Assets, (ii) after a Substitute Contract is substituted for such Contract and the related Contract Assets, (iii) twelve months after the Final Due Date of a Contract that is not a Defaulted Contract and for which the IPB of such Contract has been reduced to zero or (iv) with respect to Defaulted Contracts, upon request of the Servicer, subject to the requirements set forth below. Notwithstanding the foregoing, (y) in the case of a Defaulted Contract, such Contract and the related Equipment shall be released from the lien of this Indenture only following the sale, lease or other disposition of the related Equipment in accordance with Section 3.01(b)(i) of the Servicing Agreement, provided that the related Recovery and Residual Proceeds shall not be released from the lien of this Indenture and (z) no release may be effected pursuant to clause (iii) above if a Trigger Event or Event of Default shall have occurred and be continuing. In order to effect such release, the Issuer shall deliver to the Indenture Trustee and the Note Insurer an Officer's Certificate substantially in the form attached hereto as Exhibit G
(A) identifying the Receivable and the related Contract and Equipment to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, in the event that the subject Contract and the related Equipment are being released from the lien of this Indenture pursuant to (i) or (iii) above, and (D) certifying that the amount deposited in the Collection Account (1) equals the Purchase Price of the Contract, in the event that the subject Contract and the related Equipment are being released from the lien of this Indenture pursuant to (i) above or (2) equals the entire amount of Insurance Proceeds or Recoveries received with respect to such Contract and related Equipment in the event of a release from the lien of this Indenture pursuant to subclause (y) above.

        (b) In addition, in connection with any permitted redemption or other retirement of a Series of Notes, the Issuer shall be entitled to obtain on the date that is six (6) months after such redemption or retirement a release from the lien of the Indenture for any of the related Series Contracts and related Contract Assets (except in the case in which a Series of Notes is redeemed with the proceeds from a new Series of Notes) so long as (i) if any Series of Class B Notes is then outstanding, the Rating Agency Condition is satisfied for each such Series (or for any series of notes secured by such Series) taking into account such release and (ii) if any Series of Class A Notes remains Outstanding, then the sum of (A) the amount of funds then held in the Cash Collateral Account and (B) the Aggregate IPB of the Contracts remaining in the Trust Estate after giving effect to such release, equals or exceeds the sum of (y) the Required Collateralization Amount for each Series of Class A Notes then Outstanding plus (z) the Outstanding Principal Amount of all Series of Class A Notes.

        (c) Upon satisfaction of the conditions specified in subsection (a) or (b), as applicable, the Indenture Trustee shall release from the lien of this Indenture and deliver to or upon the order of the Issuer (or to or upon the order of the Company if it has satisfied its obligations under Section 4.04 hereof and Section 3.04 of the Contract Acquisition Agreement with respect to a Contract) the Contract and all related Contract Assets described in the Issuer's request for release.

        (d) Notwithstanding the foregoing, releases of Contract Assets in connection with satisfaction and discharge of this Indenture shall be governed by Section 5.01.

        SECTION 4.07    TRUST ESTATE.

        The Indenture Trustee may, and when required by the provisions of Articles Four, Five, Six and Twelve hereof shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article Four shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

        SECTION 4.08    NOTICE OF RELEASE.

        The Indenture Trustee shall be entitled to receive at least 10 days' notice of any action to be taken pursuant to Section 4.06 hereof, accompanied by copies of any instruments involved.

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

        SECTION 5.01    SATISFACTION AND DISCHARGE OF INDENTURE.

        (a) Following payment in full of (i) all of the Notes of each Series issued hereunder, (ii) the fees and charges of the Indenture Trustee, (iii) all other obligations of the Issuer under this Indenture and each other Transaction Document and (iv) all amounts owing to the Note Insurer under each Note Insurance Agreement, and the release by the Indenture Trustee of the Trust Estate in accordance with Section 5.01(b) hereof, this Indenture shall be discharged and the Indenture Trustee shall provide notice of such discharge to each of the Rating Agencies.

        (b) Upon payment in full of the amounts referred to in clauses (i) through (iv) of Section 5.01(a) hereof, the Issuer may submit to the Indenture Trustee an Officer's Certificate requesting the release to the Issuer or its designee of a stated amount of the funds on deposit in the Cash Collateral Account and some or all of the other Trust Estate (collectively, the "Withdrawn Collateral"), accompanied by an Opinion of Counsel reasonably acceptable to the Controlling Party to the effect that, after the release of the Withdrawn Collateral, there will remain an amount in the Cash Collateral Account or otherwise subject to this Indenture at least equal to the payments of interest previously made on the Outstanding Notes and the Class A Principal Distribution Amounts and Class B Principal Distribution Amounts that are subject to recapture as preferential transfers pursuant to Section 547 of the Bankruptcy Code or, alternatively, to the effect that no such payments are subject to recapture. In rendering such Opinion of Counsel, such counsel may rely as to factual matters, including, without limitation, the date on which funds were received and the source of funds, upon an Officer's Certificate. Promptly after receipt of such Officer's Certificate, Opinion of Counsel and authorization to release from the Controlling Party, the Indenture Trustee shall release the Withdrawn Collateral from the lien of this Indenture, and deliver the Withdrawn Collateral to the Issuer or its designee. The Issuer shall be entitled to deliver more than one such Officer's Certificate and Opinion of Counsel until the entire Trust Estate is released and delivered to the Issuer or its designee. Notwithstanding the foregoing, the Controlling Party may waive the requirement that the Issuer deliver such Officer's Certificate and/or Opinion of Counsel and authorize the Indenture Trustee by written direction to release all or a portion of the Cash Collateral Account or other items of the Trust Estate from the lien of this Indenture upon payment in full of the amounts referred to in clauses (i) through
(iv) of Section 5.01(a) hereof. Notwithstanding termination of this Indenture, the Indenture Trustee shall remain obligated to make claims under the Note Insurance Policy with respect to any Preference Claim.

        (c) In connection with the discharge of this Indenture and the release of the Trust Estate, the Indenture Trustee shall release from the lien of this Indenture and deliver to or upon the order of the Issuer all property remaining in the Trust Estate and shall execute and file, at the expense of the Issuer, UCC financing statements evidencing such discharge and release.

        SECTION 5.02    APPLICATION OF TRUST MONEY.

        Subject to the last paragraph of Section 7.16 hereof, all monies held by the Indenture Trustee pursuant to Section 5.01 hereof shall be held in trust and if invested, shall be invested in Eligible Investments of the type described in clause (a) or (g) of the definition thereof, and applied by the Indenture Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee; such money shall be segregated from other funds to the extent required in this Indenture and to the extent required by law.

                                ARTICLE SIX

                           DEFAULTS AND REMEDIES

      Section 6.01       Events of Default.

      "Event of Default" wherever used herein means any one of the following events:

      (a) default in the payment of any interest due on any Class A Note on any Payment Date, and if there are no Class A Notes Outstanding, default in the payment of any interest upon any Class B Notes on any Payment Date;

      (b) default in the payment in full of the principal of any Class A Note due on or before its Stated Maturity Date, and if there are no Class A Notes Outstanding, default in the payment in full of the principal of any Class B Notes due on or before its Stated Maturity Date;

      (c) default in the payment of any other amounts when due hereunder (including any reimbursement payments due to the Note Insurer) on the applicable due date therefor;

      (d) default in the performance of any covenant of the Issuer, or breach of any representation or warranty of the Issuer, in this Indenture, the Contract Acquisition Agreement, any Note Insurance Agreement or the Servicing Agreement (other than a covenant or warranty default in the performance of which or breach of which is elsewhere in this Section specifically dealt with) which default or breach has a material adverse effect on the Noteholders or the Note Insurer, and continuance of such default or breach for a period of 30 days after the earlier of the Issuer's receipt of written notice of such default or the date on which the Issuer obtains actual knowledge thereof;

      (e) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer under the United States Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect or any arrangement with creditors or appointing a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Issuer or for any substantial part of its property, or ordering the winding up or liquidation of the Issuer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

      (f) the institution by the Issuer of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other applicable federal or state bankruptcy insolvency, reorganization, liquidation or other similar law now or hereafter in effect, or the consent by the Issuer to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of the Issuer's property, or the making by the Issuer of any assignment for the benefit of creditors, or the admission by it in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate action by the Issuer in furtherance of any such action;

      (g) the payment by the Note Insurer of any amounts under any Note Insurance Policy pursuant to Section 8.01 hereof; or

      (h) the Issuer or the Trust Estate is required to register as an "investment company" pursuant to the Investment Company Act of 1940, as amended.


      SECTION 6.02    ACCELERATION OF STATED MATURITY DATE; RESCISSION AND
                      ANNULMENT.

      If an Event of Default shall have occurred and be continuing, then, and in every such case, the Indenture Trustee shall, at the direction of the Controlling Party, declare the principal of all the Notes to be immediately due and payable, by notice given in writing to the Issuer (and to the Indenture Trustee if given by Noteholders); provided, that the Note Insurer, if the Note Insurer is the Controlling Party, shall not declare the Outstanding Principal Amount of all of the Notes immediately due and payable unless the Note Insurer shall have endorsed the Note Insurance Policies to provide coverage for any shortfall in the payment of accelerated principal and any interest due on the Outstanding Class A Notes covered by such Note Insurance Policy on the date established for redemption thereof pursuant to such acceleration, and upon any such declaration, such principal shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Indenture), all of which are hereby expressly waived.

      At any time after such a declaration of acceleration has been made, but before any Sale of the Trust Estate has been made or a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as provided hereinafter in this Article, the Controlling Party, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences (except that in the case of a payment default on the Class A Notes or, if no Class A Notes are Outstanding, the Class B Notes, the consent of all the Noteholders of such Class shall be required to rescind and annul such a declaration and its consequences) if:

      (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay

               (i) all overdue installments of interest on all Class A Notes or, if no Class A Notes are Outstanding, all Class B Notes;

               (ii) the principal of any Class A Notes or, if no Class A Notes are Outstanding, all Class B Notes, which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Notes from the time such principal first became due until the date when paid; and

               (iii) all sums paid or advanced, together with interest thereon, by the Indenture Trustee, the Note Insurer or any Noteholder hereunder or by the Note Insurer under any Note Insurance Agreement or any Note Insurance Policy, and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Note Insurer and the Noteholders, their agents and counsel incurred in connection with the enforcement of this Indenture to the date of such payment or deposit; and

      (b)      all Events of Default have been cured or waived as provided in
Section 6.15 hereof, other than the nonpayment of the principal on any of the Class A Notes or, if no Class A Notes are Outstanding, the Class B Notes, which have become due solely by such declaration of acceleration.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

      SECTION 6.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

      The Issuer covenants that if an Event of Default shall have occurred and be continuing and any of the Notes have been declared due and payable and such declaration has not been rescinded and annulled, the Issuer shall, upon demand of the Indenture Trustee and at the direction of the Controlling Party, pay to the Indenture Trustee, for the benefit of the Holders of the Notes and the
Note Insurer, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Note Insurer and their respective agents and counsel.

      If the Issuer fails to pay such amount forthwith upon such demand, the Indenture Trustee, in its own name and as Indenture Trustee of an express trust shall, at the direction of the Controlling Party, institute Proceedings for the collection of the sums so due and unpaid, and prosecute such Proceeding to judgment or final decree, and enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, wherever situated.

      If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, at the direction of the Controlling Party proceed, to protect and enforce its rights and the rights of such Controlling Party by such appropriate Proceedings as the Indenture Trustee, at the direction of the Controlling Party, shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 6.04    REMEDIES.

      If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, at the direction of the Controlling Party, do one or more of the following as the Controlling Party shall direct:

      (a) institute Proceedings for the collection of all amounts then due and payable on the Notes or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer the monies adjudged due;

      (b) take possession of and sell the Trust Estate securing the Notes or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

      (c) institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by this Indenture with respect to the Trust Estate securing the Notes;

      (d) during the continuance of a default under a Contract, exercise any of the rights of the lessor under such Contract;

      (e) exercise any remedies of a secured party under the UCC or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Note Insurer or the Holders of the Notes hereunder; and

      (f) institute proceedings against the Note Insurer for the collection of any amounts then due and payable under any Note Insurance Policy, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Note Insurer the monies adjudged due;

provided, that without the consent of the Note Insurer, or, if a Note Insurer Default has occurred and is continuing, all the Holders of Outstanding Class A Notes, the Indenture Trustee may not sell or otherwise liquidate any portion of the Trust Estate unless the proceeds of such Sale or liquidation distributable to the Noteholders are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and interest together with all amounts owed to the Note Insurer under the Note Insurance Agreements.

      SECTION 6.05  OPTIONAL PRESERVATION OF TRUST ESTATE.

      If (i) an Event of Default shall have occurred and be continuing with respect to the Notes and (ii) no Notes have been declared due and payable, or such declaration and its consequences have been annulled and rescinded, the Indenture Trustee shall, at the direction of the Controlling Party, elect, by giving written notice of such election to the Issuer, to take possession of and retain the Trust Estate securing the Notes intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article Twelve of this Indenture. If the Indenture Trustee is unable to or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Indenture Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Notes remaining at the time of such rescission by written notice to the Indenture Trustee and the Issuer from the Controlling Party.

      SECTION 6.06   INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM.

      In case of the pendency of any receivership, conservatorship, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of any of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise,

      (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee under Section 7.07 hereof) and of the Note Insurer and the Noteholders allowed in such judicial Proceeding, and

      (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same,

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by the
Note Insurer and each Noteholder to make such payments to the

Indenture Trustee, and in the event that the Indenture Trustee shall consent to the making of such payments directly to the Note Insurer or the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07 hereof.

      Nothing contained in this Indenture shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of the Note Insurer or any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Note Insurer or any of the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of the Note Insurer or any Noteholder in any such Proceeding.

      SECTION 6.07 INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

      (a) In all Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all of the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

      (b) All rights of actions and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the Note Insurer and the ratable benefit of the Holders of the Notes.

      SECTION 6.08     APPLICATION OF MONEY COLLECTED FOLLOWING AN EVENT OF
                       DEFAULT.

      If the Notes have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Indenture Trustee with respect to the Notes pursuant to this Article Six or otherwise and any other money that may be held thereafter by the Indenture Trustee as security for the Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, with no requirement of presentment, provided that each Noteholder shall surrender its Note promptly following payment in full thereof; provided that if there are insufficient funds to make the payments of interest or principal specified in clause Fifth and Sixth below, then the amount available to be paid pursuant to such clause and at such level of priority will be allocated to each Series of Notes based on the applicable pro rata share; provided further, that proceeds of a claim under a Note Insurance Policy shall be used only to pay interest and principal on the applicable Series of Class A Notes in the manner set forth in clauses Fifth and Sixth below:

      FIRST:   To the payment to the Indenture Trustee of the Trustee Fee then due, and any reasonable costs and expenses incurred by it in connection with enforcing the remedies provided for in this Article Six;

      SECOND: To the payment of all amounts due the Servicer, including any amounts due to a successor Servicer that has been appointed pursuant to Section
6.02 of the Servicing Agreement, pursuant to Section 3.08 of the Servicing Agreement and Section 12.02(d)(i) hereof and to pay the Servicer the amount necessary to reimburse the Servicer for any other unrecovered Servicer Advances;

      THIRD:          To the payment to the Back-up Servicer of the Back-up
Servicer Fee and any Transition Costs then due;

      FOURTH:         To the payment to the Note Insurer of the Note Insurer
Premium then due;

      FIFTH:          To the payment of the amounts then due and unpaid upon
the Class A Notes of each Series for interest, with interest (to the extent that payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Notes) on overdue interest, in the proportion in which the Outstanding Principal Amount of each Series of Class A Notes represents of the Outstanding Principal Amount of all Series of Class A Notes, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

      SIXTH:          To the payment of the remaining Outstanding Principal
Amount of the Class A Notes, in the proportion in which the Outstanding Principal Amount of each Series of Class A Notes represents of the Outstanding Principal Amount of all Series of Class A Notes, without preference or priority of any kind;

      SEVENTH:        To the payment to the Note Insurer of (a) any amounts
previously paid by the Note Insurer under any of the Note Insurance Policies and not theretofore repaid, together with interest thereon, and (b) any other amounts due under the Note Insurance Agreements and amounts necessary to reimburse the Note Insurer for any costs or expenses incurred by it in connection with any enforcement action with respect to this Indenture, the
Note Insurance Agreements or the Notes;

      EIGHTH:         To reimburse the Class A Noteholders, pro rata, for any
reasonable costs or expenses incurred by them in connection with any enforcement action with respect to this Indenture or the Class A Notes;

      NINTH:          To the payment to the Indenture Trustee and the Back-up
Servicer, any other amounts due to the Indenture Trustee or the Back-up Servicer as expressly provided herein and in the Servicing Agreement;

      TENTH:          To the payment to the Servicer of any other amounts due
the Servicer as expressly provided herein and in the Servicing Agreement;

      ELEVENTH:       To the payment of the amounts then due and unpaid upon
the Class B Notes for interest, with interest (to the extent such interest has been collected by the Indenture Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Class B Notes) on overdue interest, in the proportion in which the Outstanding Principal Amount of each Series of Class B Notes represents of the Outstanding Principal Amount of all Series of Class B Notes, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

      TWELFTH:        To the payment of the remaining Outstanding Principal
Amount of the Class B Notes, in the proportion in which the Outstanding Principal Amount of each Series of Class B Notes represents of the Outstanding Principal Amount of all Series of Class B Notes, without preference or priority of any kind; and

      THIRTEENTH:     To the payment of any surplus to or at the written
direction of the Issuer or any other person legally entitled thereto.

      SECTION 6.09  LIMITATION ON SUITS.

      No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder for so long as a
Note Insurer Default has not occurred, and if a Note Insurer Default has occurred, unless

      (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

      (b) the Majority Holders shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

      (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

      (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and

      (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Holders; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

      SECTION 6.10 UNCONDITIONAL RIGHT OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

      Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Note as such principal and interest becomes due and payable and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      SECTION 6.11  RESTORATION OF RIGHTS AND REMEDIES.

      If the Indenture Trustee, the Note Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee, the Note Insurer or to such Noteholder, then, and in every case, the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

      SECTION 6.12  RIGHTS AND REMEDIES CUMULATIVE.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section
2.07 hereof, no right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 6.13  DELAY OR OMISSION; NOT WAIVER.

      No delay or omission of the Indenture Trustee, the Note Insurer or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Six or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders, as the case may be, subject in each case, however, to the right of the Controlling Party to control any such right and remedy except as provided in Section 6.14 hereof.

      SECTION 6.14  CONTROL BY NOTEHOLDERS.

      The Controlling Party shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

      (a) such direction shall not be in conflict with any rule of law or with this Indenture including, without limitation, any provision hereof which expressly provides for approval by a greater percentage of Outstanding Principal Amount of all Notes;

      (b) any direction to the Indenture Trustee by the Holders of Class A Notes (or Class B Notes if no Class A Notes remain Outstanding) to undertake a private sale of the Trust Estate shall be by the Holders of all Outstanding Notes of such Class, unless the condition set forth in Section 6.18(b)(ii)(y) or (z) (as applicable) are met;

      (c) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided that, subject to Section 7.01 hereof, the Indenture Trustee need not take any action which a Responsible Officer or Officers of the Indenture Trustee in good faith determines might involve it in personal liability or be unjustly prejudicial to the Noteholders not consenting; and

      (d) the Indenture Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 7.01(f) hereof.

      SECTION 6.15   WAIVER OF CERTAIN EVENTS BY LESS THAN ALL NOTEHOLDERS.

      The Controlling Party may on behalf of the Holders of all the Notes waive any past Default, Event of Default or Trigger Event hereunder and its consequences, except:

      (a) a Default described in Sections 6.01(a), (b), (d), (e) or (f) hereof, or

      (b) in respect of a covenant or provision hereof which under Article Nine hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

      Upon any such waiver, such Default, Event of Default or Trigger Event shall cease to exist, and any Event of Default or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default, Event of Default or Trigger Event or impair any right consequent thereon.

      SECTION 6.16  UNDERTAKING FOR COSTS.

      All parties to this Indenture agree, and each Holder of any Note by its acceptance of such Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to any suit instituted by the Indenture Trustee or the Note Insurer, or to any suit instituted by the Majority Holders, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Stated Maturity Date expressed in such Note.

      SECTION 6.17   WAIVER OF STAY OR EXTENSION LAWS.

      The Issuer covenants (to the extent that it may lawfully do so) that it shall not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 6.18   SALE OF TRUST ESTATE.

      (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 6.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

      (b) To the extent permitted by applicable law, the Indenture Trustee shall not, in any private Sale, sell to a third party (i) the Trust Estate unless the provisions of Section 6.04 are satisfied, or (ii) any portion thereof, unless:

               (x) the Controlling Party consents in writing to or directs the Indenture Trustee to make such Sale; or

               (y) if a Note Insurer Default has occurred, the proceeds of such Sale would not be less than the sum of all amounts due to the Indenture Trustee hereunder and the Outstanding Principal Amount of all Class A Notes and interest due or to become due thereon on the Payment Date next succeeding such Sale; or

               (z) if there are no Class A Notes Outstanding, the proceeds of such Sale would not be less than the sum of all amounts due to the Indenture Trustee hereunder and the Outstanding Principal Amount of all Class B Notes and interest due or to become due thereon on the Payment Date next succeeding such Sale.

      (c) The Indenture Trustee, the Note Insurer or the Noteholders may bid for and acquire any portion of the Trust Estate in connection with a public Sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by this Indenture, that portion of the net proceeds of such Sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Indenture Trustee, the Note Insurer or the Noteholders in connection with such Sale. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Notes. The Indenture Trustee, the Note Insurer or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

      (d) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

      (e) The method, manner, time, place and terms of any Sale of all or any portion of the Trust Estate shall be commercially reasonable.

      SECTION 6.19  ACTION ON NOTES.

      The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                                ARTICLE SEVEN

                            THE INDENTURE TRUSTEE

      SECTION 7.01 CERTAIN DUTIES AND RESPONSIBILITIES.

      (a) Except during the continuance of an Event of Default known to the Indenture Trustee as provided in subsection (e) below:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Indenture.

      (b) In the event that an Event of Default known to the Indenture Trustee as provided in subsection (e) below shall have occurred and be continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

               (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Controlling Party or the Holders of Notes representing such percentage of Outstanding Principal Amount as may be required by the terms hereof, in accordance with Section 6.14 hereof relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture, the Contract Acquisition Agreement or the Servicing Agreement; and

               (iv) no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, provided that nothing contained in this Indenture shall excuse the Indenture Trustee for failure to perform its duties as Indenture Trustee under this Indenture.

      (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 7.01.

      (e) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice of any Event of Default described in
Section 6.01(e) or 6.01(f) hereof or any Default described in Section 6.01(d) hereof or of any Trigger Event unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default, Default or Trigger Event is received by the Indenture Trustee at the Corporate Trust Office, and such notice references any of the Notes generally, the Issuer, the Trust Estate or this Indenture.

      (f) The Indenture Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

      (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the maturity of any of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another person or the acquisition of the Trust Estate by the Indenture Trustee, the rights of the Noteholders shall continue to be governed by the terms of this Indenture.

      (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this Section 7.01.

      (i) The Indenture Trustee shall provide the reports and accountings as required pursuant to Section 12.04 hereof.

      SECTION 7.02  NOTICE OF DEFAULT AND OTHER EVENTS.

      Promptly after the occurrence of any Default, Trigger Event or Note Insurer Default known to the Indenture Trustee (within the meaning of Section 7.01(e) hereof) which is continuing, within one Business Day of obtaining such knowledge, the Indenture Trustee shall transmit by telephonic or telegraphic communication confirmed by mail to the Note Insurer and by mail to all Holders of Notes, as their names and addresses appear on the Note Register, notice of such Default, Trigger Event or Note Insurer Default known to the Indenture Trustee.

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




      SECTION 7.03 CERTAIN RIGHTS OF INDENTURE TRUSTEE.

      Except as otherwise provided in Section 7.01,

      (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

      (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

      (d) the Indenture Trustee may consult with counsel and the written advice of such counsel selected by the Indenture Trustee with due care or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      (f) unless so directed by the Controlling Party and the requirements of clause (e) above are met, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney; and

      (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

      SECTION 7.04  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

      (a) The recitals contained in this Indenture and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or condition of the Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Indenture Trustee hereunder or as to the validity or sufficiency of this Indenture or any of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of any of the Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order under any provisions hereof.

      (b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Indenture Trustee shall have no responsibility or liability for or with respect to the validity of any Equipment or Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Indenture Trustee or of any intervening assignment, the review of any Contract (it being understood that the Indenture Trustee has not reviewed and does not intend to review the substance or form of any such Contract), the performance or enforcement of any Contract, the validity and sufficiency of the Note Insurance Policies, the compliance by the Issuer or the Servicer with any covenant or the breach by the Issuer or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account or any loss resulting therefrom, the acts or omissions of the Issuer, the Servicer, the Note Insurer or any Customer, any action of the Servicer taken in the name of the Indenture Trustee, or the validity of the Servicing Agreement or the Contract Acquisition Agreement.

      (c) Except as otherwise expressly provided herein, the Indenture Trustee shall not have any obligation or liability under any Contract by reason of or arising out of this Indenture or the granting of a security interest in such Contract hereunder or the receipt by the Indenture Trustee of any payment relating to any Contract pursuant hereto, nor shall the Indenture Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Contract.

      SECTION 7.05  MAY HOLD NOTES.

      The Indenture Trustee, the Servicer, any Paying Agent, the Note Registrar, any Authenticating Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes, and, if operative, may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Servicer, Paying Agent, Note Registrar, Authenticating Agent or such other agent.

      SECTION 7.06  MONEY HELD IN TRUST.

      Money and investments held in trust by the Indenture Trustee or any Paying Agent hereunder shall be held in one or more trust accounts hereunder but need not be segregated from other funds except to the extent required in this Indenture or required by law. The Indenture Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or otherwise specifically provided in this Indenture.

      SECTION 7.07  COMPENSATION AND REIMBURSEMENT.


      The Issuer agrees:

      (a) to pay the Indenture Trustee monthly its fee for all services rendered by it hereunder as Indenture Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust), and to pay to the Back-up

Servicer its fee for all services rendered hereunder and under the Servicing Agreement as Back-up Servicer, in the amount of the Back-up Servicer Fee;

      (b) except as otherwise expressly provided herein, to reimburse the Indenture Trustee or the Back-up Servicer upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Indenture Trustee or the Back-up Servicer in accordance with any provision of this Indenture or the Servicing Agreement (including the reasonable compensation and the expenses and disbursements of the Indenture Trustee's and Back-up Servicer's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

      (c) to indemnify and hold harmless the Trust Estate and the Indenture Trustee from and against any loss, liability, expense, damage or injury (other than those attributable to a Noteholder in its capacity as an investor in any of the Notes) sustained or suffered pursuant to this Indenture by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust or the Indenture Trustee (including without limitation any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture), including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, that the Issuer shall not indemnify the Indenture Trustee if such loss, liability, expense, damage or injury is due to the Indenture Trustee's gross negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties. Any indemnification pursuant to this Section shall only be payable from the assets of the Issuer and shall not be payable from the assets of the Trust Estate. The provisions of this indemnity shall run directly to and be enforceable by an injured Person subject to the limitations hereof and this indemnification agreement shall survive the termination of this Indenture.

      SECTION 7.08  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

      There shall at all times be a trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 (or a lesser amount with the approval of the Controlling Party and the Rating Agencies), subject to supervision or examination by federal or state authority and having an office within the United States of America, not affiliated (within the meaning of Rule 3a-7 under the Investment Company Act) with the Issuer or any other Person involved in the organization or operation of the Issuer, and which shall have a commercial paper or other short-term rating of the highest short term rating categories by each of the Rating Agencies, or otherwise acceptable to each of the Rating Agencies and the Controlling Party. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 7.09  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

      (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 7.10 hereof.

      (b) The Indenture Trustee may resign at any time by giving 30 days' written notice thereof to the Issuer, the Note Insurer and to each Noteholder. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor Indenture Trustee.

      (c) The Indenture Trustee may be removed by the Controlling Party at any time if one of the following events have occurred:

               (i)    the Indenture Trustee shall cease to be eligible under
      Section 7.08 hereof and shall fail to resign after written request therefor by the Issuer, the Note Insurer or any Noteholder, or

               (ii) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

               (iii) the Indenture Trustee has failed to perform its duties in this Indenture or has breached any representation or warranty made in this Indenture.

      (d) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause with respect to any of the Notes, the Issuer by a Board Resolution, shall promptly appoint a successor Indenture Trustee satisfactory to the Controlling Party. If no successor Indenture Trustee shall have been so appointed by the Issuer within 30 days of notice of removal or resignation and shall have accepted appointment in the manner hereinafter provided, then the Controlling Party may appoint a successor Indenture Trustee. If the Note Insurer is the Controlling Party and has failed to appoint a successor Indenture Trustee within 90 days after succeeding to the right to so appoint a successor Indenture Trustee, then the Majority Holders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee with respect to the Notes.

      (e)      The Issuer shall give notice in the manner provided in Section
13.04 hereof of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee with respect to the Notes to the Noteholders and the Rating Agencies. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

      SECTION 7.10  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

      Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee but, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07 hereof. Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

      No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be eligible under this Article.

      SECTION 7.11 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF INDENTURE TRUSTEE.

      Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, and notice thereof shall be provided by the Indenture Trustee to the Noteholders and the Rating Agencies. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

      SECTION 7.12  CO-INDENTURE TRUSTEES AND SEPARATE INDENTURE TRUSTEES.

      At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer, the Controlling Party and the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, the Controlling Party or of the Holders representing at least 25% in Outstanding Principal Amount of all Class A Notes (or Class B Notes if no Class A Notes remain Outstanding), the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee and meeting the requirements of Section 7.08 hereof, either to act as co-Indenture Trustee, jointly with the Indenture Trustee of all or any part of such Trust Estate, or to act as separate Indenture Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Indenture Trustee alone shall have power to make such appointment.

      Should any written instrument from the Issuer be reasonably required by any co-Indenture Trustee or separate Indenture Trustee so appointed for more fully confirming to such co-Indenture Trustee or separate Indenture Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

      Every co-Indenture Trustee or separate Indenture Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

      (a) the Notes shall be authenticated and delivered by, and all rights, powers, duties and obligations under this Indenture in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee under this Indenture, shall be exercised solely by the Indenture Trustee;

      (b) the rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee by this Indenture in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-Indenture Trustee or separate Indenture Trustee jointly, as shall be provided in the instrument appointing such co-Indenture Trustee or separate Indenture Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-Indenture Trustee or separate Indenture Trustee;

      (c) the Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Board Resolution, may accept the resignation of or remove any co-Indenture Trustee or separate Indenture Trustee, appointed under this Section, and, in case an Event of Default shall have occurred and be continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-Indenture Trustee or separate Indenture Trustee without the concurrence of the Issuer. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-Indenture Trustee or separate Indenture Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

      (d) no co-Indenture Trustee or separate Indenture Trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee or any other such Indenture Trustee hereunder nor shall the Indenture Trustee be liable by reason of any act or omission of any co-Indenture Trustee or separate Indenture Trustee selected by the Indenture Trustee with due care or appointed in accordance with directions to the Indenture Trustee pursuant to Section 6.14; and

      (e) any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-Indenture Trustee and separate Indenture Trustee.

      SECTION 7.13  RIGHTS WITH RESPECT TO THE SERVICER.

      The Indenture Trustee's rights and obligations with respect to the Servicer and the Back-up Servicer shall be governed by the Servicing Agreement.

      SECTION 7.14  APPOINTMENT OF AUTHENTICATING AGENT.


      The Indenture Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee to authenticate Notes issued upon original issue or upon exchange, registration of transfer or pursuant to Section 2.05 hereof, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication or the delivery of Notes to the Indenture Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent and delivery of the Notes to the Authenticating Agent on behalf of the Indenture Trustee. Each Authenticating Agent shall be acceptable to the Issuer, the Note Insurer and the Noteholders and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Authenticating Agent; provided, that such corporation shall be otherwise eligible under this Section.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee, the Note Insurer and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Note Insurer and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Controlling Party and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Indenture Trustee may pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section and the Indenture Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 7.07 hereof.

      If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Indenture Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

      This is one of the Notes described in the within-mentioned Indenture.

                                               WELLS FARGO BANK MINNESOTA,
                                               NATIONAL ASSOCIATION
                                               As Indenture Trustee

                                           By:
                                              ------------------------------
                                               as Authenticating Agent

By:
   --------------------------------
          Authorized Officer

      SECTION 7.15   INDENTURE TRUSTEE TO HOLD CONTRACTS.

      The Indenture Trustee hereby acknowledges receipt of (subject to any exceptions as may be noted by the Indenture Trustee to the Servicer and the Controlling Party pursuant to Section 4.05 hereof) and shall hold each Contract, together with any documents relating thereto that may from time to time be delivered to the Indenture Trustee, until such time as such Contract is released from the lien of this Indenture pursuant to the terms of this Indenture.

      Except as set forth in Section 4.05 hereof, the Indenture Trustee shall be under no duty or obligation to inspect, review or examine the Contracts and other documents to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

      SECTION 7.16   MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

      The Indenture Trustee shall execute and deliver, and if there is any Paying Agent other than the Indenture Trustee, the Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Controlling Party an instrument in which such Paying Agent shall agree with the Indenture Trustee that, subject to the provisions of this Section, such Paying Agent shall:

      (a) hold all sums held by it for the payment of principal or interest on Notes in trust for the benefit of the Noteholders entitled thereto and the Note Insurer until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

      (b) give the Indenture Trustee, the Note Insurer and the Noteholders notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

      (c) at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

      The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Indenture Trustee or any Paying Agent in trust for the payment of the principal or interest on any Note and remaining unclaimed for three years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request or to the Note Insurer if such payment had been made by the Note Insurer; and the Holder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee, such Paying Agent or the
Note Insurer with respect to such trust money or the related Note, shall thereupon cease; provided, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in


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

a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer; and provided further, that any amounts held that are proceeds of a claim made under a Note Insurance Policy shall be returned to the Note Insurer, and the Noteholders shall look only to the Note Insurer for such payments. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Noteholder).




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

                                ARTICLE EIGHT

                         THE NOTE INSURANCE POLICIES

      SECTION 8.01  PAYMENTS UNDER THE NOTE INSURANCE POLICIES.

      With respect to any applicable Series of Class A Notes, if on the close of business on the fourth Business Day prior to any Payment Date, the funds on deposit in the Collection Account and available to be distributed on such Payment Date pursuant to Section 12.02(d) hereof (after taking into account any transfers from the Cash Collateral Account in accordance with Section
12.03 and any amounts payable pursuant to Section 12.02(d)(i) through (iv) hereof) are not sufficient to make the payment of interest due on the Outstanding Class A Notes of the applicable Series on such Payment Date in accordance with Section 12.02(d)(v) hereof, the Indenture Trustee shall, no later than 10:00 a.m. (Central Time), on the third Business Day immediately preceding such Payment Date make a claim under the applicable Note Insurance Policy in an amount equal to such insufficiency (the "Interest Deficiency Draw Amount"). In addition, with respect to any applicable Series of Class A Notes, if on the close of business on the fourth Business Day immediately prior to the related Stated Maturity Date the funds on deposit in the Collection Account (after taking into account any transfers from the Cash Collateral Account in accordance with Section 12.03 and any amounts payable pursuant to Section 12.02(d)(i) through (v) hereof) are not sufficient to pay the entire Outstanding Principal Amount of all Class A Notes of the applicable Series (after giving effect to the application of funds available to pay the Pro Rata Share of the Class A Principal Distribution Amount of each such Outstanding Series in accordance with Section 12.02(d)(vi) hereof), the Indenture Trustee shall, no later than 10:00 a.m. (Central Time), on the third Business Day immediately preceding such Payment Date, make a claim under the applicable Note Insurance Policy in an amount equal to such insufficiency (the "Note Principal Balance Deficiency"). Proceeds of claims on the Note Insurance Policies shall be deposited in the Collection Account or the Redemption Account, as applicable, by 11:00 a.m. (Central Time) on the later of (i) the second Business Day after receipt by the Note Insurer of notice of such claim and (ii) the Business Day immediately preceding such Payment Date and used solely to pay amounts due in respect of interest on the applicable Class A Notes on each Payment Date prior to the Stated Maturity Date and principal of and interest on the applicable Class A Notes at the Stated Maturity Date.

      In addition, on any day that the Indenture Trustee has actual knowledge or receives notice that any amount previously paid to a Holder of a Class A Note has been subsequently recovered from such Noteholder pursuant to a final order of a court of competent jurisdiction that such payment constitutes an avoidable preference within the meaning of any applicable bankruptcy law to such Noteholder (a "Preference Claim"), the Indenture Trustee shall make a claim within one Business Day upon the relevant Note Insurance Policy for the full amount of such Preference Claim in accordance with the terms of such Note Insurance Policy. Any proceeds of any such Preference Claim received by the Indenture Trustee shall be paid to the related Class A Noteholders.



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

                                 ARTICLE NINE

                     AMENDMENTS; SUPPLEMENTAL INDENTURES

      SECTION 9.01 AMENDMENTS AND SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

      The Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee, with the written consent of the Controlling Party, at any time and from time to time, may enter into one or more amendments or indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes, provided that any such amendment or supplement, as evidenced by an Opinion of Counsel if requested by the Indenture Trustee, will not have a material adverse effect on any Noteholder:

      (a) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

      (b) to evidence the succession of another Person to the Issuer, and the assumption by such successor of the covenants of the Issuer herein and in the Notes contained, in accordance with Section 11.02(o) hereof; or

      (c)      to add to the covenants of the Issuer, for the benefit of the
Note Insurer or the Holders of all Notes, or to surrender any right or power herein conferred upon the Issuer; or

      (d) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee; or

      (e) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect the interests of the Holders of the Notes; or

      (f) to evidence the succession of the Indenture Trustee pursuant to Article Seven hereof; or

      (g)      to add events to the list of Events of Default; or

      (h)      to substitute one or more Contracts in accordance with Section
4.04 hereof and to add Additional Contracts; or

      (i) so long as, as of the date of such amendment, no Note Insurer Default has occurred and is continuing with respect to any Series of Class A Notes then Outstanding and the Rating Agency Condition has been met with respect to all Series then Outstanding, to amend the definition of "Collateralization Percentage," or "Trigger Event"; or

      (j) as may be necessary to effectuate the issuance of any additional Series of Notes in accordance with the terms of this Indenture and the related Supplement; provided that any such amendment does not modify this Indenture in a manner described in paragraphs (a)(i) through (a)(viii) of
Section 9.02 hereof.

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


      The Indenture Trustee is hereby authorized to join in the execution of any such amendment or supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into any such amendment or supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

      Promptly after the execution by the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee of any amendment or supplemental indenture, and the consent thereto by the Note Insurer, pursuant to this Section, the Issuer shall mail to the Rating Agencies and each Noteholder a copy of such amendment or supplemental indenture.

      SECTION 9.02 AMENDMENTS OR SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

      (a) With the prior written consent of (i) the Note Insurer, unless a Note Insurer Default shall have occurred and be continuing, and (ii) (A) the Majority Holders, or (B) in respect of matters relating only to discrete Series of Notes the Holders of not less than 51% of the Outstanding Principal Amount of such Series of Notes, by Act of said Holders delivered to the Issuer and the Indenture Trustee and written notice thereof delivered to the Rating Agencies, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee may enter into amendments or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture. Notwithstanding the foregoing, no such amendment or supplemental indenture shall, without the consent of the Holders of each Outstanding Note:

               (i) change the Stated Maturity Date of any Note or the due date of any installment of principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the Note Interest Rate or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

               (ii) reduce the percentage in Outstanding Principal Amount of Notes, the consent of the Holders of which is required for any such amendment or supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or Events of Default or their consequences; or

               (iii) impair or adversely affect the Trust Estate except as otherwise expressly permitted herein; or

               (iv) modify or alter the proviso to the definition of the term "Outstanding" or "Outstanding Principal Amount"; or

               (v)     modify or alter the provisions of the proviso to
      Section 6.04 hereof; or

               (vi) modify any of the provisions of this Section 9.02, except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of each Holder of each Outstanding Note affected thereby; or

               (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture; or

               (viii) modify any of Sections 4.02, 6.01(a) or (b), 6.02, 6.03, 6.18, or 12.02(d) hereof.

      (b) The Indenture Trustee is hereby authorized to join in the execution of any supplemental indenture pursuant to clause (a) above and to make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture. Promptly after the execution by the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Holders of the Notes, the Note Insurer and the Rating Agencies a copy of such supplemental indenture.

      SECTION 9.03  EXECUTION OF AMENDMENTS AND SUPPLEMENTAL INDENTURES.

      In executing any amendment or supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive upon request, and (subject to Section 7.01 hereof) shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Indenture Trustee stating that the execution of such amendment or supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment or supplemental indenture which affects the Indenture Trustee's own duties or immunities under this Indenture or otherwise.

      SECTION 9.04  EFFECT OF AMENDMENTS AND SUPPLEMENTAL INDENTURES.

      Upon the execution of any amendment or supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such amendment or supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      SECTION 9.05  REFERENCE IN NOTES TO AMENDMENTS AND SUPPLEMENTAL
INDENTURES.

      Notes authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

      SECTION 9.06 CERTAIN AMENDMENTS. If any party to this Indenture is unable to sign any amendment due to its dissolution, winding up or comparable circumstances, then the consent of the Majority Holders shall be sufficient to allow an amendment that otherwise meets the requirements of this Article Nine to become effective without such party's signature; provided, however, that no such amendment shall impose on the party that is unable to provide a signature any obligation or liability in excess of what is then currently imposed hereunder prior to such amendment.

                                 ARTICLE TEN

                             REDEMPTION OF NOTES

      SECTION 10.01   REDEMPTION AT THE OPTION OF THE ISSUER; ELECTION TO
REDEEM.

      Except as may be otherwise specified in the related Supplement, the Issuer shall have the option to redeem all of the Outstanding Notes of any Series at any time after the Outstanding Principal Amount of such Series of Notes is less than 10% of the original Outstanding Principal Amount of such Series of Notes as of the related Delivery Date, in each case at the applicable Redemption Price plus any fees due hereunder and all amounts due to the Note Insurer under the related Note Insurance Agreement. Notwithstanding the foregoing, no Series of Class B Notes shall be redeemed while any Series of Class A Notes remains Outstanding without the consent of the Controlling Party. With respect to any permitted redemption of a Series of Class A Notes, the Note Insurer shall have the same option to redeem any such Series of Notes in the absence of the exercise thereof by the Issuer.

      The Issuer or the Note Insurer, as the case may be, shall set the Redemption Date and the Redemption Record Date for a Series of Notes and give notice thereof to the Indenture Trustee pursuant to Section 10.02 hereof.

                  Installments of interest and principal that are due regarding a Series of Notes on or prior to the related Redemption Date shall continue to be payable to the Holders of such Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of
Section 2.08 hereof. The election of the Issuer or the Note Insurer to redeem any Notes pursuant to this Section shall be evidenced by a Board Resolution or written notice from the Note Insurer, respectively, directing the Indenture Trustee to make the payment of the Redemption Price on all of the Notes to be redeemed from monies deposited with the Indenture Trustee pursuant to Section
10.02 hereof.

      SECTION 10.02  NOTICE TO INDENTURE TRUSTEE; DEPOSIT OF REDEMPTION PRICE.

      In the case of any redemption pursuant to Section 10.01 hereof, the Issuer or the Note Insurer, as applicable, shall, at least 15 days prior to the related Redemption Date, notify the Indenture Trustee and the Holders of the Series of Notes to be redeemed of such Redemption Date and shall deposit into the Redemption Account on such notification date an amount equal to the Redemption Price of all Notes to be redeemed on such Redemption Date plus any fees due hereunder and all amounts due to the Note Insurer under the related
Note Insurance Agreement.

      SECTION 10.03  NOTICE OF REDEMPTION BY THE ISSUER.

      Upon receipt of such notice and such deposit set forth in Section 10.02 above, the Indenture Trustee shall provide notice of redemption pursuant to
Section 10.01 hereof by first-class mail, postage prepaid, mailed no later than the Business Day following the date on which such deposit was made, to each Holder of Notes whose Notes are to be redeemed, at his address in the Note Register.

      All notices of redemption shall state:

      (a)      the applicable Redemption Date;

      (b)      the applicable Redemption Price; and

      (c) that on such Redemption Date, the Redemption Price will become due and payable upon each such Note in the related Series, and that interest thereon shall cease to accrue on such date.

      Notice of redemption of a Series of Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer or the Note Insurer, as applicable. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

      SECTION 10.04  NOTES PAYABLE ON REDEMPTION DATE.

      Notice of redemption having been given as provided in Section 10.03 hereof, the Series of Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer or the Note Insurer, as applicable, shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. The Holders of such Notes shall be paid the Redemption Price by the Paying Agent on behalf of the Issuer; provided, that installments of principal and interest that are due regarding such Series of Notes on or prior to such Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 2.08 hereof.

      If the Holders of any Note called for redemption shall not be so paid, the principal and premium, if any, on such Series of Notes shall, until paid, bear interest from the applicable Redemption Date at the related Note Interest Rate.

      SECTION 10.05  RELEASE OF SERIES CONTRACTS.

      In connection with any redemption permitted under this Article Ten, the Issuer or the Note Insurer, as the case may be, shall be permitted to obtain a release of the related Series Contracts, (a) to the extent provided in Section 4.06(b) hereof, as modified by any Supplement then in effect, and (b) so long as the applicable Redemption Price shall have been deposited into the Redemption Account as required by Section 10.02, and any applicable Insurance Policy has been terminated with respect to such Series or the Note Insurer otherwise consents to such release.


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

                                ARTICLE ELEVEN

                  REPRESENTATIONS, WARRANTIES AND COVENANTS

      SECTION 11.01  REPRESENTATIONS AND WARRANTIES.

      The Issuer hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Note Insurer and the Noteholders on which the Indenture Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Such representations and warranties are made as of the Initial Delivery Date and, except as specifically provided herein, each additional Delivery Date, and shall survive the Grant of the Trust Estate to the Indenture Trustee.

      (a) Organization and Good Standing. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of its State of incorporation and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the Trust Estate or the ability of the Issuer to perform its obligations under the Transaction Documents. The Issuer has not operated under any other names and does not have any trade names, fictitious names or "doing business as" names. The Issuer has no subsidiaries;

      (b) Authorization. The Issuer has the power, authority and legal right to execute, deliver and perform under the terms of the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Issuer by all necessary corporate action;

      (c) Binding Obligation. Assuming the due authorization, execution and delivery by each other party thereto, each of (i) this Indenture, (ii) the applicable Note Insurance Agreement, (iii) the Servicing Agreement, (iv) the Contract Acquisition Agreement, (v) the Notes then Outstanding and (vi) the Note Purchase Agreement constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms except
(A) as such enforcement may be subject to or limited by applicable bankruptcy, conservatorship, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity;

      (d) No Violation. The consummation of the transactions contemplated by the terms of the Transaction Documents will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Issuer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Transaction Documents, or violate any law or, any material order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

      (e) No Proceedings. There are no Proceedings or investigations to which the Issuer, or any of the Issuer's Affiliates, is a party pending, or, to the knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the


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

invalidity of the Transaction Documents, (B) seeking to prevent the issuance of any of the Notes or the consummation of any of the transactions contemplated by the Transaction Documents or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, the Transaction Documents.

      (f) Approvals. All approvals, authorizations, consents, orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper authorization, issuance and sale of the Notes pursuant to this Indenture (except approvals of State securities officials under any applicable securities or "blue sky" laws), have been or will be taken or obtained on or prior to the applicable Delivery Date.

      (g) Place of Business. The Issuer's principal place of business and chief executive office is located at 950 Winter Street, Suite 4100B, Waltham, Massachusetts 02451.

      (h) Transfer and Assignment. This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables and the Contracts in favor of the Indenture Trustee. Upon the delivery to the Indenture Trustee of the Contracts and the filing of the financing statements described in Sections 4.01(f) and 4.02(b)(vi) hereof, the Indenture Trustee for the benefit of the Noteholders shall have a first priority perfected security interest in the Receivables and the Contracts and in the identifiable proceeds thereof, except for Liens permitted under Section 11.02(a) and limited to the extent set forth in Section 9-315 of the UCC as in effect in the applicable jurisdiction, and such security interest is enforceable as such as against creditors of and purchasers from the Issuer. The Issuer has caused or will have caused, within ten days of the Delivery Date, the filing of all appropriate financing statements (including, without limitation, UCC filings pursuant to Sections 4.01 and 4.02 hereof, but excluding any UCC filings with respect to Equipment except as otherwise provided herein) in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Trust Estate granted to the Indenture Trustee hereunder. Other than the security interest granted to the Indenture Trustee pursuant to this Agreement, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Estate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Trust Estate other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against it.

      (i) Parent of the Issuer. The Company is the registered owner of all of the issued and outstanding common stock of the Issuer, all of which common stock has been validly issued, is fully paid and nonassessable and is owned of record.

      (j) Contract Acquisition Agreement. As of the Initial Delivery Date, the Issuer has entered into the Contract Acquisition Agreement with the Company relating to its acquisition of the Contracts and the related Contract Assets, and the representations and warranties made by the Company relating to the Contracts and the related Contract Assets have been validly assigned to and are for the benefit of the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders and such representations and warranties are true and correct in all material respects.

      (k) Bulk Transfer Laws. The transfer, assignment and conveyance of the Contracts, the Equipment and the Receivables by the Company to the Issuer pursuant to the Contract Acquisition Agreement or by the Issuer pursuant to this Indenture is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

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


      (l) The Contracts. The Issuer hereby restates and makes each of the representations and warranties with respect to the Contracts and the related Contract Assets that are made by the Company in Section 3.01 of the Contract Acquisition Agreement in each case as of the date as of which the related representation or warranty speaks. In addition, the Issuer hereby represents and warrants that: (i) the Issuer has taken or has caused to be taken all steps necessary to perfect its security interest against the Customers in the Equipment securing the Contracts to the extent the original cost of such Equipment was in excess of $10,000; (ii) each Contract constitutes "tangible chattel paper" within the meaning of the UCC as in effect in the jurisdiction in which each of the Company and the Issuer is organized and the jurisdiction in which such Contract is located; (iii) the Issuer owns and has good and marketable title to the Contracts free and clear of any Lien, claim or encumbrance of any Person, except for Liens permitted under Section 11.02(a) and limited to the extent set forth in Section 9-315 of the UCC as in effect in the applicable jurisdiction; (iv) the executed original of each Contract has been delivered to the Indenture Trustee; and (v) none of the Contracts has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

      SECTION 11.02    COVENANTS.

      The Issuer hereby makes the following covenants for the benefit of the Indenture Trustee, the Note Insurer and the Noteholders, on which the Indenture Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Such covenants are made as of the Initial Delivery Date, but shall survive the Grant of the Trust Estate to the Indenture Trustee.

      (a) No Liens. Except for the conveyances and grant of security interests hereunder, the Issuer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Collateral now existing or hereafter created, or any interest therein, prior to the termination of this Indenture pursuant to Section 5.01 hereof; the Issuer will notify the Indenture Trustee of the existence of any Lien on any Collateral immediately upon discovery thereof and shall pay or cause to be paid all taxes, fees, assessments, governmental charges and levies when due or payable or levied against its property, including any property that is part of the Collateral; and the Issuer shall defend the right, title and interest of the Indenture Trustee in, to and under the Trust Estate now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; provided, that nothing in this Section 11.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Trust Estate any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

      (b) Delivery of Collections. The Issuer agrees to hold in trust and promptly pay to the Servicer all amounts received by the Issuer in respect of the Trust Estate (other than amounts distributed to or for the benefit of the Issuer pursuant to Article Twelve hereof).

      (c) Obligations with Respect to Contracts. The Issuer shall duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract and shall do nothing to impair the rights of the Indenture Trustee (for the benefit of the Noteholders and the Note Insurer) in the Receivables, the Contracts and any other assets comprising the Trust Estate. As long as there is no event of default under the applicable Contract, the Issuer shall do nothing to disturb the Customer's quiet enjoyment of the related Equipment and the Customer's unrestricted use thereof for its intended purpose.

      (d) Compliance with Law. The Issuer shall comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Contracts or any part thereof; provided, that the Issuer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Indenture Trustee (for the benefit of the Noteholders and the Note Insurer) in the Receivables, the Contracts and the related Equipment. The Issuer shall comply, in all material respects, with all requirements of law applicable to the Issuer.

      (e) Preservation of Security Interest. The Issuer shall execute and file such continuation statements and any other documents which may be required by law to fully preserve and protect the interest of the Indenture Trustee (for the benefit of the Noteholders and the Note Insurer) in the Trust Estate; provided, that the Issuer shall not be required to file financing statements or any related agreements or documentation with respect to any Equipment the original cost of which was not in excess of $10,000.

      (f) Maintenance of Office, etc. The Issuer shall not, without providing 30 days notice to the Indenture Trustee and the Controlling Party and without filing such amendments to any previously filed financing statements or any new filings as the Indenture Trustee or the Controlling Party may require or as may be required in order to maintain the Indenture Trustee's perfected security interest in the Trust Estate, (a) change the location of its principal executive office or its jurisdiction of organization, or (b) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Issuer in accordance with the Servicing Agreement or this Indenture seriously misleading within the meaning of Article 9-506 of any applicable enactment of the UCC.

      (g) Further Assurances. Except as set forth in Section 11.02(e), the Issuer shall make, execute or endorse, acknowledge, and file or deliver to the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Trust Estate, as the Indenture Trustee may request and reasonably require.

      (h) Notice of Liens. The Issuer shall notify the Indenture Trustee and the Controlling Party promptly after becoming aware of any Lien on any Collateral, except for any Liens for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty or if the Issuer or the related customer shall currently be contesting the validity thereof in good faith by appropriate proceedings and the Issuer shall have set aside on its books adequate reserves with respect thereto.

      (i)       Activities of the Issuer.  The Issuer (i) shall engage in only
(A) the acquisition, ownership, leasing, selling and pledging of the property acquired by the Issuer pursuant to the Contract Acquisition Agreement, and causing the issuance of, receiving and selling the Notes issued pursuant to this Indenture and (B) the exercise of any powers permitted to corporations under the corporate law of the State of its incorporation which are incidental to the foregoing or necessary to accomplish the foregoing and the Issuer shall incur no debt other than trade payables and expense accruals in connection with its operations in the normal course of business and other than as contemplated by the Transaction Documents; (ii) shall (A) maintain its books, records and cash management accounts separate from the books and records and cash management accounts of any other Person and in accordance with generally accepted accounting principles (except as otherwise permitted under the Transaction Documents with respect to the Operating Account), (B) maintain separate bank accounts and, except for a limited period of time between receipt by the Company or the Servicer of certain payments on the Contracts and the underlying proceeds as specified in the Servicing Agreement and the Agreement Regarding Operating Account, or as otherwise provided in the Transaction Documents, ensure that no funds or assets of the Issuer shall be commingled with those of the Company, the Servicer or any other



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

Person, (C) keep in full effect its existence, rights and franchises as a corporation under the laws of its State of incorporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, including all of its licenses, permits, governmental approvals, rights and privileges necessary in the normal conduct of its business as now conducted or presently proposed to be conducted; (D) observe all procedures required by its Articles of Organization, its by-laws and the laws of the State of its incorporation; (E) maintain its good standing under the laws of the State of its incorporation,
(F) keep correct and complete books and records of account and minutes of meeting and other proceedings of its board of directors and shareholders, (G) obtain proper authorization from its board of directors or shareholders, as appropriate and act solely in its own name and through its duly authorized officers and agents in the conduct of its business, (H) reflect in its financial statements that the Contract Assets have been sold and assigned to the Issuer and that the Contract Assets have been Granted by the Issuer to the Indenture Trustee and that the assets of the Issuer are not available to pay the creditors of the Company, (I) maintain a separate telephone number and stationery reflecting a separate address and identity from that of the Company; and (iii) shall not (A) dissolve or liquidate in whole or in part,
(B) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (C) make any capital expenditures, (D)(1) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (3) make a general assignment for the benefit of creditors, or (4) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (E) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person, (F) merge or consolidate with any other Person except as provided in subsection (o) of this Section 11.02, (G) engage in any other action that bears on whether the separate legal identity of the Issuer shall be respected, including without limitation (1) holding itself out as being liable for the debts of any other party or (2) acting other than in its corporate name and through its duly authorized officers or agents, or (H) create, incur, assume, or in any manner become liable in respect of, any indebtedness other than as contemplated by the Transaction Documents and other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose. The Issuer shall not amend any article in its Articles of Organization that deals with any matter discussed above without the prior written consent of the Controlling Party. On or before April 15 of each year, so long as any of the Notes are Outstanding, the Issuer shall furnish to each Noteholder, the Indenture Trustee and the Note Insurer, an Officer's Certificate confirming that the Issuer has complied with its obligations under this Section 11.02(i).

      (j) Directors. The Issuer agrees that at all times, at least two of the directors of the Issuer (or two persons, one of whom is serving as both a director and an executive officer) shall be Independent; provided, that such Independent directors may serve in similar capacities for other "special purpose corporations" formed by the Company and its Affiliates. The Issuer's Articles of Organization shall at all times provide that such Independent directors shall have a fiduciary duty to the Holders of the Notes and will always require unanimous consent of the board of directors of the Issuer to file any bankruptcy petition on behalf of the Issuer.

      (k) Preservation of the Equipment. The Issuer warrants that it is the lawful owner and possessor of the Equipment or has a valid perfected security interest therein and that it will warrant and defend such Equipment against all Persons, claims and demands whatsoever. The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Equipment, except as permitted under this Indenture.

      (l) Taxable Income from the Contracts. The Issuer shall treat the Notes issued by it as debt and shall treat the Contracts as owned by it for federal, state and local income tax purposes, and the affiliated group of which the Issuer is a member within the meaning of section 1504 of the Code and the Issuer and such affiliated group shall report and include in the computation of the Issuer's gross income for such tax purposes the rental and other income from the Contracts, and shall deduct the interest paid or accrued with respect to the Notes in accordance with its applicable method of accounting for such purposes.

      (m) Maintenance of Office or Agency. The Issuer shall maintain an office or agency within the United States of America where Notes may be presented or surrendered following payment in full, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee as the Paying Agent and its Corporate Trust Office as the office for each of said purposes. The Issuer shall give 30 days prior written notice to the Indenture Trustee, the Note Insurer and the Noteholders of any change in the identity of the Paying Agent or the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Indenture Trustee, and the Issuer hereby irrevocably appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

      (n) Enforcement of Servicing Agreement and Contract Acquisition Agreement. The Issuer shall take all actions necessary, and diligently pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of the Servicer under the Servicing Agreement and the Company under the Contract Acquisition Agreement and to secure its rights thereunder.

      (o) Issuer May Consolidate, etc., Only on Certain Terms. The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall be a Person organized and existing as a limited purpose corporation under the laws of the United States of America or any State thereof and shall have expressly assumed, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Note Insurer, in form and substance reasonably satisfactory to the Indenture Trustee, the Majority Holders and the Note Insurer, the obligation to make due and punctual payments of the principal of and interest on all of the Notes and to perform every covenant of the Transaction Documents on the part of the Issuer to be performed or observed;

               (ii)   the Rating Agency Condition shall have been met;

               (iii) immediately after giving effect to such transaction, no Event of Default or Default shall have occurred and be continuing;

               (iv) the Issuer shall have delivered to the Indenture Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such Supplement comply with this Article Eleven and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of

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
        Counsel, for the benefit of the Indenture Trustee, the Note Insurer and the Noteholders, confirming the enforceability of documents in connection with such consolidation, merger, conveyance or transfer;

                (v) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security of this Indenture, the perfection and priority thereof and the rights and powers of the Indenture Trustee, the Note Insurer and the Holders of the Notes under the Transaction Documents;

                (vi) the surviving corporation shall be a "special purpose entity"; i.e., shall have an organizational charter substantially similar to the Articles of Organization of the Issuer including specific limitations on the business purposes, and provisions for independent directors; and

                (vii) the Controlling Party shall have given its prior written consent, which consent shall not be unreasonably withheld or delayed.

        (p) Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 11.02(o) hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the "Issuer" in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Article shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture and may be dissolved, wound-up and liquidated at any time thereafter.

        (q) Use of Proceeds. The proceeds from the sale of the Notes shall be used by the Issuer (i) to pay the Existing Indebtedness, (ii) to pay the expenses associated with this transaction, and (iii) for general corporate purposes. None of the transactions contemplated in this Indenture, the Contract Acquisition Agreement or the Servicing Agreement (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own or intend to carry or purchase any "margin stock" within the meaning of said Regulation U, including margin securities originally issued by it.

        (r) Notice of Trigger Events. Upon the Issuer's obtaining knowledge of the occurrence of any Trigger Event, the Issuer shall within one Business Day of obtaining such knowledge notify the Note Insurer, the Indenture Trustee, the Rating Agencies and the Noteholders of such occurrence.

        SECTION 11.03   OTHER MATTERS AS TO THE ISSUER.

        (a) Limitation on Liability of Directors, Officers, or Employees of the Issuer. The directors, officers, any incorporator, agents, subscriber to the capital stock, stockholder, or employees of the Issuer shall not be under any liability to the Trust Estate, the Note Insurer, the Indenture Trustee, the Noteholders, the Company, the Servicer, the Back-up Servicer or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of the Notes.

        (b) Parties Shall Not Institute Insolvency Proceedings. During the term of this Indenture and for one year and one day after the termination hereof, none of the parties hereto, the Noteholders, the Note Insurer or any Affiliate thereof shall file any involuntary petition or otherwise institute or orchestrate, or cooperate in the institution or orchestration of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.

                                 ARTICLE TWELVE

                            ACCOUNTS AND ACCOUNTINGS

        SECTION 12.01   COLLECTION OF MONEY.

        Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Contracts received by the Indenture Trustee in the accounts held in the name of the Indenture Trustee to permit the Servicer to perform its duties under the Servicing Agreement. The Indenture Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided in this Indenture. If any Contract becomes a Defaulted Contract, the Indenture Trustee, upon Issuer or Servicer request may and, upon the request of the Controlling Party, shall take such action as may be appropriate to enforce the payment by or performance of the related Customer, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article Six hereof.

        SECTION 12.02   COLLECTION ACCOUNT; REDEMPTION ACCOUNT.

        (a) Prior to the Initial Delivery Date, the Indenture Trustee shall open and maintain a trust account at its Corporate Trust Office (the "Collection Account") in the name of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer, for the receipt of (i) payments with respect to the Contract Assets remitted to the Indenture Trustee by the Servicer or received directly by the Indenture Trustee, (ii) amounts transferred from the Cash Collateral Account in accordance with Section 12.03(d) hereof, (iii) with respect to the Class A Notes, proceeds of claims made under any of the Note Insurance Policies, in accordance with Article Eight hereof, upon receipt, and
(iv) any Reinvestment Income and (v) any other amounts required by the terms of this Indenture to be so deposited. Funds in the Collection Account shall not be commingled with any other monies. All payments to be made from time to time by the Issuer to the Noteholders out of funds in the Collection Account pursuant to this Indenture shall be made by the Indenture Trustee or the Paying Agent of the Issuer. All monies deposited from time to time in the Collection Account pursuant to this Indenture shall be held by the Indenture Trustee as part of the Trust Estate as herein provided.

        (b) Upon Issuer Order, the Indenture Trustee shall invest the funds in the Collection Account in Eligible Investments; provided, that all monies on deposit in the Collection Account pursuant to Section 12.02(a)(iii) hereof shall remain uninvested. The Issuer Order shall specify the Eligible Investments in which the Indenture Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the second Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity; provided that Eligible Investments of the type described in clause (a) of the definition of Eligible Investments may mature on the Business Day immediately preceding such Payment Date. In the absence of an Issuer Order, the Indenture Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (g) of the definition thereof. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer. The Indenture Trustee shall provide to the Servicer and the Note Insurer monthly written confirmation of such investments, describing the

Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

        (c) Any income or other gain from investments in Eligible Investments as outlined in (b) above shall be credited to the Collection Account and any loss resulting from such investments shall be charged to such account; provided, that the Issuer shall make or cause to be made no later than the applicable Payment Date a deposit to the Collection Account to the extent of any losses therein. The Indenture Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this
Section 12.02 (other than in its capacity as obligor under any Eligible Investment).

        (d) On each Payment Date if either no Default or Event of Default shall have occurred and be continuing or a Default or Event of Default shall have occurred and be continuing but the entire Outstanding Principal Amount of all Notes shall not have been declared due and payable pursuant to Section 6.02 hereof, after making all transfers and deposits to the Collection Account referred to in Section 12.02(a) hereof, the Indenture Trustee shall withdraw from the Collection Account all funds then on deposit therein, including the Reinvestment Income, and shall make the following disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicer's Report; provided that (x) the proceeds of claims under any of the
Note Insurance Policies shall be used solely to pay interest and principal due under paragraphs (v) and (vi) of this Section 12.02(d) in accordance with the terms of the applicable Note Insurance Policy; (y) the Indenture Trustee shall withdraw from the Collection Account and make interest payments based on the Outstanding Principal Amount of all Class A Notes even if it shall not have received the Monthly Servicer's Report; and (z) if there are insufficient funds to make the payments of interest or principal specified in clause (v) or (vi) below, then the amount available to be paid pursuant to such clause shall be allocated to each Series of Notes based on the applicable Pro Rata Share, provided that proceeds of a claim under any Note Insurance Policy to pay any Outstanding Principal Amount upon the Stated Maturity Date of a Series of Class A Notes shall be used solely to pay such Outstanding Principal Amount after giving effect to the application of funds available to pay the Pro Rata Share of the Class A Principal Distribution Amount of each Outstanding Series:

                (i) to pay to the Servicer: (A) the Servicer Fee then due for all Notes; (B) any amounts received from Customers to pay the taxes described in Section 3.07 of the Servicing Agreement, to the extent deposited in the Collection Account; (C) all amounts received in respect of Receivables as to which the Servicer has made an unrecovered Servicer Advance, to the extent of such Servicer Advance; and (D) the amount necessary to reimburse the Servicer for any Nonrecoverable Advance (provided that such Nonrecoverable Advance was a permissible Servicer Advance when made);

                (ii) to pay to the Indenture Trustee the Trustee Fee then due for all Notes;

                (iii) to pay to the Back-up Servicer the Back-up Servicer Fee then due for all Notes and any Transition Costs incurred by it; provided that reimbursement for Transition Costs at this priority shall not exceed $75,000 in the aggregate;

                (iv) to pay to the Note Insurer the Note Insurer Premium then due for all Series of Class A Notes;

                (v) to pay the interest due on that Payment Date on all Outstanding Class A Notes and any overdue interest, to be applied as provided in Section 2.08 hereof;


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


                (vi) to pay the Class A Principal Distribution Amount on all Outstanding Class A Notes, to be applied to the payment of Note principal as provided in Section 2.08 hereof;

                (vii) to deposit into the Cash Collateral Account an amount necessary to bring the balance therein to an amount equal to the Cash Collateral Account Required Balance;

                (viii) to pay to a successor Servicer after a successor Servicer has been appointed, the Additional Servicer Fee, if any, and to pay any successor Servicer, the Note Insurer or the Indenture Trustee, any Transition Costs incurred by such person and not previously reimbursed; provided that reimbursement for Transition Costs at this priority shall not exceed $75,000 in the aggregate;

                (ix) to pay to the Note Insurer, any amounts previously paid by the Note Insurer under any Note Insurance Policy and not heretofore repaid, together with interest thereon in accordance with the applicable
        Note Insurance Agreement;

                (x) on and after the first Payment Date following the initial occurrence of a Trigger Event, apply any remaining funds to the payment of Note principal on all Outstanding Class A Notes, in the amount of the Pro Rata Share for each such Series of Outstanding Class A Notes;

                (xi) to pay to the following Persons, sequentially in the following order, any other amounts expressly provided for in any Transaction Document then due and unpaid: the Class A Noteholders, the Servicer, the Note Insurer, the Indenture Trustee and the Back-up Servicer; provided that reimbursement for such amounts at this priority shall not exceed, on a cumulative basis, the Priority Reimbursement Limit;

                (xii) to pay the interest due on that Payment Date on all Outstanding Class B Notes and any overdue interest and interest thereon, to be applied as provided in Section 2.08 hereof;

                (xiii) to pay the Class B Principal Distribution Amount due on that Payment Date on all Outstanding Class B Notes, to be applied to the payment of Note principal as provided in Section 2.08 hereof;

                (xiv) to the Noteholders, the Servicer, the Note Insurer, the Indenture Trustee and the Back-up Servicer, any other amounts expressly provided for in any Transaction Document then due and not paid above; and

                (xv) to remit any excess funds to or at the direction of the Issuer in accordance with the instructions on the Monthly Servicer's Report.

        (e) Prior to the Initial Delivery Date, the Issuer shall cause the Indenture Trustee to open and maintain a trust account at the Corporate Trust Office (the "Redemption Account") in the name of the Indenture Trustee for the benefit of Noteholders and the Note Insurer, for the receipt of the Redemption Price of any Notes to be redeemed in accordance with Article Ten hereof. On any Redemption Date, the Indenture Trustee shall withdraw the applicable Redemption Price from the Redemption Account and the Paying Agent shall remit the Redemption Price to the applicable Noteholders in accordance with Section 10.04 hereof. Moneys in the Redemption Account shall be invested in the name of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer in Eligible Investments that mature no later than two Business Days prior to the relevant Redemption Date. Any monies deposited in the Redemption Account for purposes of redeeming Notes pursuant


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


to Article Ten hereof shall, subject to Section 7.16 hereof, remain in the Redemption Account until used to redeem such Notes.

        SECTION 12.03   CASH COLLATERAL ACCOUNT.

        (a) Prior to the Initial Delivery Date, the Issuer shall cause the Indenture Trustee to open and maintain a trust account at the Corporate Trust Office (the "Cash Collateral Account") in the name of the Indenture Trustee for the benefit of the relevant Noteholders and the Note Insurer, for the receipt of
(i) the Initial Cash Collateral Account Deposit required to be made with respect to a Series of Notes and (ii) deposits pursuant to Section 12.02(d)(vii). Monies received in the Cash Collateral Account shall be invested at the written direction of the Issuer in Eligible Investments during the term of this Indenture, and any income or other gain realized from such investment, shall be held by the Indenture Trustee in the Cash Collateral Account as part of the Trust Estate as security for the Notes subject to disbursement and withdrawal as herein provided. Monies shall be subject to withdrawal in accordance with
Section 12.03(d) hereof.

        (b) Upon Issuer Order, all or a portion of the Cash Collateral Account shall be invested and reinvested at the Issuer's written direction in one or more Eligible Investments. In the absence of an Issuer Order, the Indenture Trustee shall invest funds in the Cash Collateral Account in Eligible Investments described in clause (g) of the definition thereof. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the relevant Noteholders and the Note Insurer. All income or other gain from such investments shall be credited to such Cash Collateral Account and any loss resulting from such investments shall be charged to such Cash Collateral Account; provided, that the Issuer shall make or cause to be made on any Determination Date a deposit to the Cash Collateral Account to the extent of any losses therein caused as a result of the Issuer's investment instructions. No Eligible Investment shall mature later than the Business Day preceding the next following Determination Date and shall not be sold or disposed of prior to its maturity. The Indenture Trustee shall provide to the Servicer and the Note Insurer monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

        (c) If any amounts invested as provided in Section 12.03(b) hereof shall be needed for disbursement from the Cash Collateral Account as set forth in Section 12.03(d) hereof, the Indenture Trustee shall cause such investments of such Cash Collateral Account to be sold or otherwise converted to cash to the credit of such Cash Collateral Account. The Indenture Trustee shall not be liable for any investment loss resulting from investment of money in the Cash Collateral Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

        (d) Disbursements from the Cash Collateral Account shall be made, to the extent funds therefor are available, only as follows:

                (i) in the event that the amount in the Collection Account at 10:00 a.m. Central Time on the Determination Date immediately preceding any Payment Date is less than the sum of (1) the amounts required to be paid from the Collection Account on such Payment Date pursuant to clauses (i) through (v) of Section 12.02(d) hereof plus (2) the Class A Principal Distribution Amount determined in accordance with clauses (a)(i) and (b) of the definition thereof, the Indenture Trustee shall withdraw funds from the Cash Collateral Account on or prior to 4:00 p.m. Central Time on such Determination Date to the extent necessary to make such payments on such Payment Date and deposit such funds into the Collection Account;


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


                (ii) subject to subparagraph (iii) of this Section 12.03(d), in the event that on any Payment Date the balance in the Cash Collateral Account equals an amount greater than the Cash Collateral Account Required Balance (after giving effect to the distributions required under Section 12.03(d)(i) and Section 12.02(d)(i) through (vi) hereof on such Payment Date), the Indenture Trustee shall withdraw funds in the Cash Collateral Account in such amount so that the remaining amount in the Cash Collateral Account after such withdrawal will equal the Cash Collateral Account Required Balance, and deposit such funds into the Collection Account for disbursement in accordance with the provisions of
        Section 12.02(d) hereof; and

                (iii) in the event that on any Payment Date a Trigger Event has occurred, the Indenture Trustee shall withdraw all funds from the Cash Collateral Account and deposit such funds into the Collection Account for disbursement in accordance with the provisions of Section 12.02(d) hereof.

        SECTION 12.04 REPORTS BY INDENTURE TRUSTEE TO THE NOTE INSURER AND NOTEHOLDERS.

        (a) On each Payment Date, the Indenture Trustee shall account to each Holder of Notes on which payments of principal and interest are then being made the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer and the Note Insurer of all such payments. The Indenture Trustee shall satisfy its obligations under this Section 12.04 by delivering the Monthly Servicer's Report to each Holder of the Notes, the Note Insurer, the Issuer, the Rating Agencies and the Placement Agent, provided, however, that with respect to (a) the Note Insurer, the Issuer, the Rating Agencies, the Placement Agent and (b) each Noteholder that elects to execute and deliver to the Indenture Trustee a Noteholder Certification in the form of Exhibit H hereto, and except as otherwise provided in a Supplement, the Indenture Trustee may, in lieu of physical delivery, make available each month, via the Indenture Trustee's internet website with the use of a password, the Monthly Servicer's Report and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Contracts as the Indenture Trustee may have in its possession. The Indenture Trustee or its agent shall provide a password to each Noteholder, the Issuer, each Rating Agency and the Placement Agent; provided that prior to a Noteholder receiving a password, the Noteholder shall deliver to the Indenture Trustee or its agent a Noteholder Certification in the form of Exhibit H hereto. The Indenture Trustee shall deliver a copy of the Monthly Servicer's Report by facsimile to the Holder of any Note acquired prior to December 1, 2000 and to any Noteholder that has either not elected to provide the Noteholder Certification or otherwise requests delivery of a hard copy. The Indenture Trustee will make no representations or warranties as to the accuracy or completeness of the Monthly Servicer Reports or other documents made available on its internet website and will assume no responsibility therefor.

        The Indenture Trustee's internet website shall be initially located at "www.ABSNet.net" or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the parties hereto, the Noteholders and the Rating Agencies. In connection with providing access to the Indenture Trustee's internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Agreement unless such information shall have first been provided to it by the responsible party.

        (b) On or before the 15th day prior to any Final Payment Date the Indenture Trustee shall provide notice to the Note Insurer, the Rating Agencies and the Holders of the applicable Series of Notes of the Final Payment Date for such Notes. Such notice shall include (1) a statement that interest shall cease to accrue as of the last day preceding the date on which the Final Payment Date occurs, and (2) shall specify the place or places at which the Notes of such Series are to be surrendered following payment thereof.


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


        (c) At least annually, or as otherwise required by law, the Indenture Trustee shall distribute to Noteholders any information returns or other tax information or statements as are required by applicable tax law to be distributed to the Noteholders. The Servicer shall prepare or cause to be prepared all such information for distribution by the Indenture Trustee to the Noteholders.


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                                ARTICLE THIRTEEN

                        PROVISIONS OF GENERAL APPLICATION

        SECTION 13.01   GENERAL PROVISIONS.

        All of the provisions of this Article shall apply to this Indenture, as supplemented by each Supplement.

        SECTION 13.02   ACTS OF NOTEHOLDERS.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 13.02.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

        (c)     The ownership of Notes shall be proved by the Note Register.

        (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

        SECTION 13.03 NOTICES, ETC., TO INDENTURE TRUSTEE, THE NOTE INSURER, ISSUER AND SERVICER.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied or mailed, first-class postage prepaid and addressed to the appropriate address below:

        (a) to the Indenture Trustee at Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Facsimile: (612) 667-3464,
Attention: Corporate Trust Services/Asset-Backed Administration, or at any other address previously furnished in writing to the Issuer, the Note Insurer, the Noteholders and the Servicer; or

        (b) to the Note Insurer at Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Facsimile: (212) 208-3547, or at any other address previously furnished in writing by the Note Insurer to the Indenture Trustee, the Noteholders, the Servicer and the Issuer; or


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


        (c) to the Issuer at 950 Winter Street, Suite 4100B, Waltham, Massachusetts 02451, Facsimile: (781) 890-1368, or at any other address previously furnished in writing to the Indenture Trustee, the Note Insurer, the Noteholders and the Servicer by the Issuer; or

        (d) to the Servicer at 950 Winter Street, Suite 4100, Waltham, Massachusetts 02451, Facsimile: (781) 890-1368, or at any other address previously furnished in writing to the Indenture Trustee, the Note Insurer, the Noteholders and the Issuer.

        (e) to each of (i) S & P, Attention: Asset Backed Surveillance Group, 55 Water Street, New York, New York 10041, Facsimile: (212) 438-2646 and
(ii) Moody's, 99 Church Street, New York, NY 10007, Facsimile: (212) 553-7820.

        SECTION 13.04   NOTICES TO NOTEHOLDERS; WAIVER.

        Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

        SECTION 13.05   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 13.06   SUCCESSORS AND ASSIGNS.

        All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not. There shall be no assignment hereof, except in accordance with the provisions of Section 7.10 hereof.


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


        SECTION 13.07   SEPARABILITY.

        In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 13.08   BENEFITS OF INDENTURE.

        Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders, and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture or under the Notes.

        SECTION 13.09   GOVERNING LAW.

        THE INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS OF ANY STATE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A STATE OTHER THAN NEW YORK.

        SECTION 13.10   COUNTERPARTS.

        The Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Indenture by telecopier shall be as effective as delivery of manually executed counterpart of this Indenture.

        SECTION 13.11   COMPLIANCE CERTIFICATES AND OPINIONS.

        Upon any application, order or request by the Issuer or the Servicer to the Indenture Trustee to take any action under any provision of this Indenture for which a specific request is required under this Indenture, the Issuer or the Servicer, as applicable, shall furnish to the Indenture Trustee an Officer's Certificate of the Issuer or the Servicer, as applicable, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of a different certificate is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

        (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

        (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;


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


        (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        SECTION 13.12   CONSENT TO JURISDICTION.

        (a) The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York Located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against or by it in connection with this Agreement or for recognition or enforcement of any judgment relating thereto, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The parties agree that a final nonappealable judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

        (b) To the extent permitted by applicable law, the parties shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other jurisdiction which may be called upon to grant an enforcement of such judgment.

        (c) Service on any party hereto may be made by mailing or delivering copies of the summons and complaint and other process which may be served in any suit, action or proceeding to such party at its address listed in herein or in the other Transaction Documents. Such address may be changed by the applicable party or parties by written notice to each of the other parties hereto.

        (d) Nothing contained in this Agreement shall limit or affect any party's right to serve process in any other manner permitted by law or to start legal proceedings relating to its rights under other agreements or against any other party or its properties in the courts of any jurisdiction.


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


        IN WITNESS WHEREOF, the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer have caused this Indenture to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                     MFI FINANCE CORP. I, as Issuer

                                     By:
                                         ---------------------------------------
                                             Name:
                                             Title:

                                     MICROFINANCIAL INCORPORATED, as
                                     Servicer


                                     By:
                                         ---------------------------------------
                                             Name:
                                             Title:


                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, as Indenture Trustee


                                     By:
                                         ---------------------------------------
                                             Name:
                                             Title:


                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, as Back-up Servicer


                                     By:
                                         ---------------------------------------
                                             Name:
                                             Title:



Acknowledged and Agreed to:

AMBAC ASSURANCE CORPORATION

By:
   -------------------------
   Name:
   Title: